                         AGREEMENT OF PURCHASE AND SALE



                                     among



                              Ft. Bragg 801, Inc.
                                      and
                              Pensacola 801, Inc.
                                      and
                              Portales 801, Inc.,
                                   as Seller,



                                      and




                  U.S. National Housing, L.L.C., as Purchaser

                          Dated:  September 13,1996


          Premises Location:   McLauchlin Township, North Carolina
                               Pensacola, Florida
                               Portales, New Mexico

                               AGREEMENT OF SALE


                 THIS AGREEMENT OF SALE (the "Agreement") is made and entered into this 13th day of September, 1996, by and between Ft. Bragg 801, Inc. ("Ft. Bragg"), Pensacola 801, Inc. ("Pensacola") and Portales 801, Inc. ("Portales"), each a Texas corporation,(Ft. Bragg, Pensacola and Portales are hereinafter collectively referred to as "Seller"), and U.S. National Housing, L.L.C., an Alaska limited liability company (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H:

                 Ft. Bragg is the owner of property located in McLauchlin Township, No. Carolina (the "Ft. Bragg Parcel"), Pensacola is the owner of property located in Pensacola, Florida (the "Pensacola Parcel") and Portales is the owner of property located in Portales, New Mexico (the "Portales Parcel"); all of which more precisely described in Exhibits A-1, A-2 and A-3 respectively (collectively "Exhibit A"); the various Parcels are individually referred to as a "Parcel" and collectively referred to as the "Property". Each Seller intends to sell its Parcel, and Purchaser intends to purchase the Property upon the terms, covenants and conditions hereinafter set forth.

                 NOW THEREFORE in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, Seller and Purchaser agree as follows:

                 1. Sale and Purchase of Property. Each Seller will sell to Purchaser and Purchaser will purchase from each Seller, upon the terms and conditions hereinafter set forth, all of such Seller's right, title and interest in and to each Parcel. The term "Property" in this Agreement shall include, without limitation, the following:

                         (a)      All those pieces or parcels of land and all
rights, privileges, servitudes and appurtenances thereunto belonging as set forth in Exhibit A hereto (hereinafter referred to as the "Land");

                         (b)      All buildings and other improvements thereon
erected (collectively, the "Improvements");

                         (c)      All easements, rights of way, development
rights, riparian rights, privileges, appurtenances and other rights pertaining to the Property (all such easements, rights and privileges are hereinafter referred to collectively as the "Rights");

                         (d)      All right, title and interest of the Seller
in and to (i) any land lying in the bed of any street, road or avenue opened or proposed, public or private, in front of or adjoining the Property, (ii) any award made or to be made in lieu thereof, (iii) any unpaid award for damage to the Property by reason of change of grade of any street, and (iv) any strips, gaps and gores adjoining or adjacent to the Land (all such land and awards are hereinafter referred to collectively as the "Awards");

                         (e)      All right, title and interest of each Seller
in and to fixtures, machinery, equipment, articles of personal property and improvements in the nature of personal property attached or appurtenant to, or located on, or used in connection with the use or operation of, or used or adapted for use in connection with the enjoyment or occupancy of, the Land or the Improvements (hereinafter collectively referred to as the ("Personal Property");

                         (f)      All rights of each Seller under the leases
set forth in the Schedule of Leases attached hereto as Exhibit B and all modifications and amendments thereto and renewals or extensions thereof (hereinafter referred to as the "Leases").

                 The Seller shall execute and deliver to the Purchaser at the Closing (as such term is hereinafter defined) all proper and necessary instruments for the conveyance of all of each Seller's right, title and interest in, to and under the Parcel owned by it. In the event that the Seller shall not convey all of its right, title and interest in, to and under the Property at the Closing, then, the Seller shall, on demand thereafter, execute all such proper and necessary instruments for the conveyance of any such right, title or interest. The provisions of the immediately preceding sentence shall survive the Closing.

                 2. Purchase Price and Payment. The purchase price (hereinafter referred to as the ("Purchase Price") for the Property shall be as follows:

                 (a) $3,200,000, payable in cash, on the Closing Date, as defined in paragraph 4 hereof.

                 (b) The balance by either (i) taking title to the Property subject to the outstanding balance of the Indebtedness, as defined in paragraph 7(z) hereof, on the Closing Date, or (ii) by payment of the outstanding balance of, and other sums due and owing on, the Indebtedness and the Security Documents, as defined in paragraph (7)(z) hereof.

                 (c) For the convenience of the parties, the Purchase Price allocation for each parcel (including a proportionate share of the cash and the outstanding balance of the Indebtedness) is as follows:

                         Ft. Bragg Parcel          [$14,100,000]
                         Pensacola Parcel          [$17,000,000]
                         Portales Parcel           [$10,355,280].

                 (d) The Purchase Price is subject to adjustments and prorations as herein set forth. The cash portion of the Purchase Price shall be payable by Purchaser at the Closing by certified check, wire transfer of immediately available Federal funds, or title insurance company check, or otherwise as agreed to by Seller and Purchaser.

                 3. Escrow Deposit. For the purpose of securing the performance of Purchaser under the terms and provisions of this Agreement, Richard W. Fisher, Individually, shall deliver to the Title Company (as herein defined), at the same time as the request for the Title Report defined in paragraph 6, a promissory note (the "Note") in the amount of Twenty Thousand and No/100 ($20,000) Dollars (the "Escrow Deposit"), due and payable one (1) day after Closing (as hereinafter defined), and which shall be delivered by the Title Company to Seller in the event Purchaser defaults under this Agreement as provided in Article 15 hereof. At the Closing, the Escrow Deposit shall be returned to the Purchaser.

                 4. Closing; Possession. (a) The closing or settlement of the transactions contemplated by this Agreement (hereinafter referred to as the "Closing") shall be held at the offices of Reid & Priest, 40 West 57th Street, New York, New York 10019, or the offices of the Purchaser or the Purchaser's lending institution or its attorneys at 10:00 a.m., on a date agreed to by

Purchaser and Seller (such date or any other date agreed to by Purchaser and Seller which Seller and Purchaser mutually agree upon for the Closing is hereinafter referred to as the "Closing Date"). The Closing Date shall be no later than December 5, 1996 subject to extension as provided herein.

                 (b) Possession of the Property shall be delivered to Purchaser at Closing, subject only to the occupancy rights of the tenants under the Leases.

                 5. Title. At the Closing, each Seller shall convey to Purchaser, or one or more entities designated by the Purchaser by Special Warranty Deed, good and marketable and indefeasible fee title to the Property, free and clear of all mortgages, liens, encumbrances, dedications, security interests, covenants, conditions, restrictions, rights of way, easements, encroachments and any other matters affecting title, excepting, however, only the below-described Leases and the below-described Permitted Exceptions, a copy of which is attached hereto as Exhibit "C" and Seller shall provide all documentation necessary to cause the Title Company to insure Purchaser's title to the Property as aforesaid.

                 6. Title and Survey Examination. (a) Within thirty (30) days after the Agreement has been executed and delivered by Seller and Purchaser, Purchaser at Purchaser's sole expense shall cause to be issued to Purchaser by a title insurance company or companies (hereinafter referred to as the "Title Company") selected by Purchaser, a title report of, and commitment to insure title to, the Property (hereinafter referred to as the "Title Report"), and within such same thirty (30) day period Purchaser at Purchaser's expense may cause to be delivered to Purchaser surveys of each Parcel and related Improvements by a licensed surveyor satisfactory to Purchaser and the Title Company.

                 (b) Purchaser will have thirty (30) days after receipt of each of such surveys and the Title Report to review and approve same. In the event any portion of such surveys or Title Report is unacceptable to Purchaser, then Purchaser shall within the thirty (30) day period, give Seller written notice of any title or survey objection. Purchaser's failure to give Seller such written notice shall be deemed to be Purchaser's acceptance of the survey and Title Report. Seller may, if it so chooses, promptly undertake to cure all such objections to the reasonable satisfaction of Purchaser, provided, however, Seller shall not be required to cure





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
any objection or expend any funds in such regard, except payment shall be deducted at Closing to release liens covering the Property, other than the Indebtedness. In the event Seller chooses not to so cure, Purchaser may terminate this Agreement, receive a return of the Escrow Deposit, with the Note marked canceled and thereafter neither party shall have any further liabilities hereunder; or Purchaser may waive such objection whereupon the parties agree to consummate the transaction provided for in this Agreement. The exceptions set forth on Exhibit "C" hereto and those identified on the Title Report and encroachments shown on surveys and either accepted by Purchaser or objected to and not cured by Seller, without Purchaser terminating this Agreement, are hereinafter referred to as the "Permitted Exceptions."

                 7. Representations and Warranties of Seller. To induce Purchaser to enter into this Agreement, Seller covenants, represents and warrants to Purchaser as follows:

                         (a)      Each Seller (i) is duly organized, validly
existing and in good standing under the laws of Texas (ii) has good and marketable fee simple title to its Parcel, subject to the Leases, liens to be released at Closing and the Permitted Exceptions, (iii) has the full power and authority to sell and convey its Parcel on the terms and conditions contemplated by this Agreement and to execute this Agreement and all documents contemplated hereby, and (iv) has taken all actions and obtained all consents and approvals required for the consummation of the transactions contemplated by this Agreement, in connection with this Agreement and the sale of the Property.

                         (b)      On the Closing Date each Seller will own
legal and beneficial fee simple title to its Parcel free and clear of all liens and encumbrances, except the Leases, the Indebtedness and the Security Documents, liens to be released at Closing and the Permitted Exceptions, and no other person or entity will have any (i) legal or beneficial right, title or interest in the Property, or any portion thereof, or (ii) right or option to acquire the Property, or any portion thereof.

                         (c)      The Schedule of Leases attached hereto as
Exhibit B contains a complete and correct list of all leases (the "Leases"), tenancies, licenses and other rights of occupancy or use of any portion of the Property on the date of this Agreement, all of which are in full force and effect.

                         (d)      There are no other agreements, oral or
written, in the nature of leases, licenses, permits, franchises, concessions, dedications or occupancy agreements affecting the Property or the use of the Property other than the Leases set forth in Exhibit B, and there are no modifications, extensions, renewals or options with respect to the Leases, whether oral or written, except as set forth in Exhibit B.

                         (e)      True and complete copies of the Leases as set
forth in Exhibit B, and all amendments, guarantees and other documents relating thereto, have been made available to Purchaser.

                         (f)      There are no security deposits under the
Leases and except for rents paid less than thirty (30) days in advance, no tenant under any of the Leases has prepaid any rent, fees or other charges.
The landlord under the Leases is not in default under any of the Leases and neither the landlord nor the Seller has received any notice of default from any tenant under any of the Leases which has not been cured and Seller is not aware of any condition or circumstance which, with or without the giving of notice or the passage of time, would constitute such a default. Seller or its designee has performed all of the obligations on its or the landlord's part to be performed pursuant to each of the Leases and is in full and timely compliance with all of the terms, covenants, provisions and conditions thereof.

                         (g)      Exhibit D attached hereto is a complete and
correct list of all written and oral management, service, equipment, supply, maintenance or concession agreements with respect to or affecting the Property (hereinafter referred to as the "Service Contracts"). Each of said agreements is in full force and effect and all amounts due thereunder have been paid in full. Neither Seller nor its agents have received any notice from any party to said agreements claiming the existence of any default or breach thereunder.

                         (h)      Except for the Pensacola Parcel, as set forth
on Exhibit N, there are no employees employed by Seller or by any management company or otherwise at or in connection with the Property for or to which Purchaser shall have any responsibilities or liabilities following the Closing. There are no employment, union, collective bargaining agreements, contracts or similar agreements in effect in connection with the Property or the operation and/or maintenance thereof, except for the Pensacola Parcel.

                         (i)      All Improvements (including but not limited
to all buildings, roads, parking areas, curbs, sidewalks, utility lines and systems and sewers) have been constructed in accordance with the plans and specifications approved by the governmental authorities having jurisdiction and comply with all building, zoning and other applicable laws. All site improvements required by the applicable government authorities in connection with the existing Improvements have been completed and paid for in full.

                         (j)      To the best of Seller's knowledge, the
Improvements (including, but not limited to, their structural parts, foundation, roofs and basements) and other improvements on the Property are in good condition and repair, and the mechanical, heating, air conditioning, plumbing, electrical, water, sewer, ventilating equipment, elevators and space and storm drainage systems at or servicing the Property and the Improvements and all facilities and equipment relating thereto are in good condition and working order, free from leaks, and of sufficient capacity to adequately serve the tenants on the Property.

                         (k)      Attached hereto as Exhibit E are operating
statements pertaining to the Property for the calendar years 1994, 1995 and 1996, which are true and correct in all respects, and fairly present the costs and expenses of the operation of the Property for the period covered. At the time of Closing, there shall have been no material adverse change in the income and expenses of the Property from that shown on Exhibit E, and Seller has no knowledge or information concerning any prospective material changes in such items.

                         (l)      Permanent certificates of occupancy and all
other licenses, permits, authorizations and approvals required by all governmental authorities having jurisdiction and the requisite certificates of the local board of fire underwriters (or other body exercising similar functions) have been issued for the Improvements, have been paid for, and are in full force and effect, and the use of the Property and Improvements comply in all respects with such licenses, permits, authorizations, approvals and certificates.

                         (m)      All curbcut and street opening permits or
licenses required for vehicular access to and from the Property to any adjoining public street have been obtained, have been paid for in full, and are in full force and effect, and the owner of the Property has full access thereto from any such adjoining public street.

                         (n)      All public utilities required for the
operation of the Property enter the Property through open public streets adjoining the Property.

                         (o)      To the best of Seller's knowledge, there are
no existing violations of any Federal, State, County or other municipal laws, ordinances, orders, regulations or requirements affecting the Property including, without limitation, violations of the building, safety, health, fire or zoning ordinances, and no written notice of any such violation has been issued by any governmental authority. To the best of Seller's knowledge, there are no conditions existing at the Property which could result in the issuance or entering of any such violation.

                         (p)      Except ordinary repair and maintenance for
the Pensacola Parcel which will be paid for in the ordinary course of business, and as previously disclosed regarding the Fort Bragg and Portales Parcel, as set forth on Exhibit O, no work has been performed or is in progress at, and no materials have been furnished to, the Property which, though not presently the subject of, might give rise to mechanic's, materialmen's or other liens against the Property or any portion thereof, or if such work has been done, the cost thereof has been paid in full.

                         (q)      The total assessed valuation and real estate
taxes assessed against each Parcel for the current tax year is set forth on the attached Exhibit F. Copies of real property tax bills and copies of all paid receipts for such taxes for years 1994 and 1995 taxes are available for Purchaser to review at Seller's office. Seller has no notice of any proposed changes in the assessed valuation or rate of taxation except as shown on Exhibit F.
                         (r)      Seller has not received any written notice
from the holder(s) of any mortgages upon the Property, any insurance company which has issued a policy with respect to the Property, or any board of fire underwriters (or other body exercising similar functions) claiming any defects or deficiencies to the Property.

                         (s)      No notice has been served upon Seller for
assessments for public improvements against the Property which remain unpaid, and no notice or order by any governmental or other public authority has been served upon the Seller which (i) requires the performance of any work or the making of any repairs or alterations in the Property or in the streets abutting the Property, or (ii) orders the construction, repair or alteration of any public improvements on or about the Property or the streets abutting the Property.

                         (t)      Except as previously disclosed, as set forth
on Exhibit P, there is no litigation or administrative or governmental proceeding pending or to Seller's knowledge threatened against or relating to the title to the Property or which would adversely affect Purchaser's purchase, ownership, operation of and construction on the Property.

                         (u)      A schedule of all insurance policies
currently in force with respect to the Property and the limits of each policy is attached hereto as Exhibit G. Each of said policies is in full force and effect and all premiums due thereunder have been paid. No notice has been received from any of the insurance companies which issued the aforesaid policies or from any agents thereof stating, in effect, that any of such policies will not be renewed.


                         (v)      To the best of Seller's knowledge, all oil
and/or gas burners, incinerators, furnaces and other fuel burning devices on the Property comply with the requirements of all applicable governmental or quasi governmental departments, agencies and other entities having jurisdiction thereover, including, without limitation, all air pollution and environmental control laws, orders, rules and regulations, and valid certificates of operation, if required, have been issued therefor and are in full force and effect.

                         (w)      To the best of Seller's knowledge, there is
no asbestos in the Improvements and Seller has not generated, treated, stored or disposed of any hazardous substances (as defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, as amended 42 U.S.C. 9001, et seq. (hereinafter referred to as CERCLA), or any similar state or local law applicable to the Property in, on or under the Property other than in compliance with all applicable laws and (ii) to the best knowledge of Seller, there are no hazardous substances present in, on or under the Property the nature, amount or concentration of which would entitle either the United States Environmental Protection Agency (acting pursuant to CERCLA) or any state or local environmental protection agency to undertake or require the owner of the Property to undertake removal or remediation of such hazardous substances.

                         (x)      To the best of Seller's knowledge, the
Property and the Improvements have been and are presently used and operated in compliance in all material respects with, and in no material way violates any applicable statute, law, regulation, rule, ordinance or order of any kind whatsoever, including, but not limited to, any building, fire, health, safety, pollution, environmental (including, without being limited to, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6921, et seq., and the regulations adopted pursuant thereto, or any other similar applicable federal, state or local law, rule, regulation or ordinance).

                         (y)      Seller represents that it is not now nor will
it be at the time of Closing a "foreign person" as defined in the Foreign Investment Real Property Tax Act, Internal Revenue Code Section 1445, and will deliver at Closing an affidavit as to such fact.

                         (z)      True and complete copies of the notes (the
"Indebtedness") from Seller, as borrower, to the lender therein ("Lender"), and the documents securing or related to the Indebtedness, including the mortgages, deeds of trust, trust agreement, intercreditor agreement and other documents listed on Schedule H hereto, have been delivered to Purchaser and such instruments constitute all pertinent documents issued in connection with certain Certificates of Participation (the "Certificates of Participation") in the original principal amount of $____ ________________ which are in existence on the date hereof and in a current outstanding amount of $38,255,280 collectively the "Security Documents").

                         (aa)     A true and correct schedule of the escrow
accounts (the "Accounts") in force with respect to the Property and outstanding balances thereof, as of the date set forth thereon, is attached hereto as Exhibit M.

                         It shall be a condition of the Closing that all of the
representations and warranties of the Seller set forth in this Agreement shall be true upon the execution of this Agreement and as of the Closing Date as if repeated at and as of the Closing Date. The representations and warranties of the Seller contained in this Agreement, together with an indemnity by the Seller of the Purchaser from and against all direct liabilities, losses, damages, claims, costs and expenses (including reasonable attorneys' fees, disbursements and expenses) which may result from a breach of any of such representations and warranties, shall survive the Closing for a period of two
(2) years. Subject to this two (2) year limitation, the Closing shall not constitute or be construed as a waiver of any of the Purchaser's rights by reason of any misrepresentation by the Seller or failure of the Seller to comply with any of its agreements hereunder unless and to the extent that such deficiencies have been waived by the Purchaser in writing.

                 8.      Representations, Warranties and Covenants of
Purchaser.     (a)     This Agreement has been duly authorized by requisite
action and is enforceable against Purchaser in accordance with its terms; neither the execution and delivery of this Agreement nor the consummation of the purchase provided for herein will constitute a violation or breach by Purchaser of any provision of any agreement or other instrument to which Purchaser is a party or to which Purchaser may be subject although not a party, or will result in or constitute a violation or breach of any judgment, order, writ, junction or decree issued against or binding upon Purchaser.

                 (b) At Closing, Purchaser will take subject to all of Seller's liabilities and obligations under the Indebtedness and Security Documents, and will assume all of Seller's liabilities and obligations under the Leases and Service Contracts.

                 9. Conditions Precedent to Closing. (a)The obligation of Purchaser under this Agreement to purchase the Property from Seller and to pay the Purchase Price is subject to the satisfaction at the time of Closing of each of the following condition (any one of which may be waived in whole or in part by Purchaser at or prior to Closing):

                         (i)      All of the representations and warranties by
Seller set forth in Paragraph 7 of this Agreement shall be true and correct as of Closing Date in all material respects, as though such representations and warranties were made at and as of Closing Date, and Seller shall deliver a certificate confirming the same.

                         (ii)     Seller shall have performed, observed and
complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of Closing.

                         (iii)    Seller shall deliver the Improvements to
Purchaser in at least as good physical condition as when inspected by Purchaser on ________________, reasonable wear and tear excepted.

                         (iv)     All instruments and documents required on
Seller's part to effectuate this Agreement, and the transactions contemplated herein, as set forth in Paragraph 11, shall be delivered and shall be in form and substance mutually satisfactory to Purchaser, Seller, and the Title Company.

                         (v)      Title to the Property is in the condition
required under paragraphs 5 and 6 hereof.

                         (vi)     Purchaser is satisfied as to the status of
financing, as further set forth in paragraph 18(c).

                         (vii)    Purchaser is satisfied as to the status of
all zoning designations and zoning related matters affecting the Property.

                 (b) If the conditions set forth in Paragraph 9(a) above have not been satisfied as of Closing, then the Purchaser may as its sole and exclusive remedies elect to either (i) terminate this Agreement and receive the return of the Escrow Deposit, with the Note marked canceled and the parties shall thereafter be relieved of all further liabilities, or (ii) the Purchaser may, sue for and obtain specific performance of the Seller's obligations hereunder.

                 (c) The obligation of Seller under this Agreement to sell the Property to Purchaser is subject to the satisfaction at the time of Closing of the following conditions (which may be waived in whole or in part by Seller at or prior to Closing):

                         (i)      Purchaser shall obtain the release of Seller
from any and all liability under the Indebtedness and the Security Documents.

                         (ii)     If the condition set forth in paragraph 9(c)
above has not been satisfied as of Closing, then the Seller may as its sole and exclusive remedy terminate this Agreement and the parties shall thereafter be relieved of all further liabilities.

                 10.     Operation and Obligations of Seller to Closing.

                         (a)      From the date of this Agreement to the
Closing:

                                  (i)     Seller shall operate and maintain the
Pensacola Parcel in at least as good a condition as presently exists, reasonable wear and tear excepted, making all necessary repairs and replacements which are required for the proper maintenance and upkeep, timely making of all payments due for utilities and under the Service Contracts; and as to all portions of the Property, Seller shall timely made all payments due under any notes and mortgages affecting the Property, and shall comply with all applicable ordinances, laws and regulations and all contractual obligations of Seller provided for in this Agreement. If any repairs or replacements are needed to place the Improvements and building operating systems in the condition required hereunder, Seller shall perform, at its sole cost and expense, all such repairs prior to Closing. The tenants for the Ft. Bragg Parcel and the Portales Parcel are responsible for the maintenance of such Parcels.

                                  (ii)    Seller shall not remove any fixtures
or Personal Property from the Property unless such removal is in the ordinary course of business and is due to obsolescence or is for the purpose of repairing, maintaining or replacing such property, in which event such fixtures or Personal Property shall be promptly serviced and/or replaced.

                                  (iii)   Seller shall deliver, upon receipt,
to Purchaser copies of any notice or correspondence from any of the tenants under the Leases.

                                  (iv)    Seller shall immediately notify
Purchaser of any event or occurrence having a material effect on the operation, leasing, or condition of the Property, including but not





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
limited to fire or other casualty loss, or receipt of notice of condemnation or violation of any health, safety, fire, environmental, or zoning code or ordinance.

                                  (v)     Seller shall deliver to Purchaser at
Closing operating statements for Property for the period from the date of the last operating statement set forth on Exhibit E, through the end of the month two (2) months prior to the Closing Date.

                                  (vi)    Seller shall notify Purchaser of any
violation of any law, ordinances, regulation or requirement affecting or which will affect the Property of which Seller has actual knowledge prior to or at Closing, and to the extent required by the Leases will use reasonable efforts to cure such matters prior to the Closing Date.

                                  (vii)   Seller shall deliver to Purchaser a
copy of any notice of an assessment for public improvements or an order requiring the performance of any work or the making of any repairs or alterations in or to the Property or the Improvements or the streets abutting the Property or ordering the construction, repair or alteration of any public improvements on or about the streets abutting the Property. Provided Purchaser closes hereunder, Purchaser shall be responsible for the entire cost of such assessment and/or construction, repairs or alterations, assessed or charged after the date of this Agreement and Seller shall be responsible for all such costs assessed or charged prior to the date of this Agreement.

                                  (viii)  Seller shall make all payments due
and owing on the Indebtedness in accordance with the terms and provisions of the instruments executed and delivered in connection therewith. Seller shall not request, or accept, any disbursements from any of the Accounts, except for normal reimbursements from the First American Operating Account and tax and/or insurance payments from Tax and Insurance Accounts, which shall be paid to appropriate taxing authorities or insurance companies.

                                  (ix)    Seller shall take all necessary
actions and pay all required fees necessary to maintain all current and effective zoning, environmental and all other approvals and permits affecting the Property. Seller shall not apply for or secure any approvals or permits other than those currently in effect subsequent to the date of this Agreement without the express written consent of the Purchaser.

                         (b)      From the date of this Agreement to the
Closing, Seller shall not without the prior written consent of Purchaser in each instance do the following:

                                  (i)     Modify, extend, renew, amend,
terminate, accept the surrender of or otherwise alter any of the Leases, nor waive any of the Seller's rights under any of the Leases, nor enter into any new leases, provided, however, in accordance with the Leases, and to reflect insurance and tax escalations Seller may amend the Leases to increase the rental to be paid thereunder. Seller will provide Purchaser notice prior to such amendments and such additional information as Purchaser shall reasonably request with respect thereto.

                                  (ii)    Modify, amend, renew, extend,
terminate or otherwise alter any of the Service Contracts in any material respects, nor enter into any new maintenance, management or service contracts affecting the Property and/or the Improvements.

                                  (iii)   Hire any employees or enter into any
employment contract, collective bargaining agreement, or union contract with any persons, firms or other entities in connection with the operation and/or maintenance of the Property or otherwise affecting the Property.

                                  (iv)    Undertake or commence or contract to
make any capital improvements to the Property or the Improvements.

                                  (v)     Create or suffer to exist any liens,
encumbrances, easements, restrictions, covenants or other agreements affecting title to the Property other than the Indebtedness, Security Documents and Permitted Exceptions.

                                  (vi)    modify or amend any documents
executed and delivered in connection with the Indebtedness or Security
Documents.

                 11. Documents. Prior to or at Closing, Seller shall deliver to Purchaser the following:

                         (a)      Special Warranty Deeds with covenants against
Grantor's acts executed by Seller in proper form for recording and approved by the Title Company, which shall convey to Purchaser title to the Property, subject only to the Leases, the Indebtedness, the Security Documents and the Permitted Exceptions, and in substantially the forms attached hereto as Exhibit I-1, I-2 and I-3, with appropriate changes made to reflect the agreements set forth herein.

                         (b)      At the Purchaser's option, a bill of sale for
the Personal Property, executed by Seller, which shall sell and transfer to Purchaser all right, title and interest of Seller in and to the Personal Property, without warranty, except as to title.

                         (c)      Copies (or originals, if in Seller's
possession) of certificates of occupancy, registrations, licenses, permits, authorizations and approvals required by law and issued by governmental authorities having jurisdiction over the Property, and held by Seller.

                         (d)      A fully executed assignment by Seller to
Purchaser of Seller's interest as landlord in the Leases (including but not limited to Seller's interest in all rentals paid thereunder), wherein Purchaser after the Closing Date assumes all of Seller's obligations, as lessor, under the Leases, with Seller's indemnification in favor of Purchaser with respect to any costs or liability resulting from Seller's failure to comply, prior to the Closing Date, with the terms of the Leases and Purchaser's indemnification in favor of Seller with respect to any costs or liability resulting from Purchaser's failure to comply, after the Closing Date, with the terms of the Leases.
                         (e)      Original executed Leases and all
correspondence and other pertinent data relating to the Leases.

                         (f)      An estoppel certificate from the tenant under
each of the Leases, which estoppel certificates shall be in the form of Exhibit J hereto.

                         (g)      A fully executed assignment by Seller to
Purchaser of Seller's interest in (i) the Service Contracts of which Purchaser requests an assignment, with Seller's indemnification from all costs and liability resulting from Seller's failure to perform its obligations under said contracts prior to Closing Date, and with Purchaser's assumption of Seller's obligations under the Service Contracts, and with Purchaser's indemnification of Seller from all costs and liability resulting from Purchaser's failure to perform its obligations under said contracts after the Closing Date, (ii) all guarantees, warranties and agreements from vendors or suppliers of services or materials to the Property, (iii) the business and trade names used by Seller with respect to the Property, (iv) the telephone number(s) for the Property, and (v) all permits, licenses and governmental approvals related to the Property and the Improvements to the extent assignable by Seller to Purchaser. In the event Purchaser decides to retain the services of the current Pensacola Parcel maintenance employees after Closing, Seller and Purchaser shall execute at Closing an agreement addressing workman's compensation issues regarding such employees.

                         (h)      A fully executed assignment from Seller and
First American Capital Corporation of all of their interests in the Accounts, other than the First American Corporation Account referred to in 3.12(a) of the Escrow Agreement.

                         (i)      The original of each Service Contract,
warranty, guarantee, permit and license being assigned.

                         (j)      An assignment of all of Seller's right, title
and interest in, to and under any and all contracts, and all warranties and covenants therein, entered into in connection with the construction of the Improvements including, without limitation, contracts, architects, engineers, contractors and subcontractors (all of which contracts are hereinafter collectively referred to as "Construction Contracts"), to the extent that the same are assignable, together with an understanding of Seller to reasonably cooperate with Purchaser, at no cost to Seller, in the exercise by Purchaser of any of the rights and privileges under any of the Construction Contracts or in the event Purchaser shall make any claim or exercise any remedy pursuant to any of the Construction Contracts.

                         (k)      All plans and specifications (collectively
the "Plans") for the Improvements and structures erected on the Property, and all operating manuals, plans and specifications for mechanical, electrical, plumbing, heating, air conditioning, ventilating, elevators and other systems, and all components thereof, attached to or used in connection with the Improvements. Provided, however, Seller and Purchaser agree that the Plans will be delivered to Purchaser within seven (7) days after the Closing Date. Further, Purchaser agrees that after the Closing Date Seller may have reasonable access to the Plans for review and/or to make copies.

                         (l)      A copy of each bill for current real estate
and ad valorem taxes, personal property taxes, sewer charges and assessments, water charges and other utility bills with respect to the Property that has been paid (except those utilities that are billed directly to tenants by the utilities), together with proof of payment thereof, and the original of each bill that has not been paid.

                         (m)      Copies of all records, files and information
stored on computer relating to operation and maintenance of the Property, including but not limited to tenant cards, inspection reports, cash receipts and cash disbursements journals, and work orders for the period from Seller's purchase of each Parcel to Closing, if held by Seller.

                         (n)      Revised exhibits to this Agreement providing
corrected information dated not earlier than fifteen (15) days prior to Closing.

                         (o)      If the Title Report discloses judgments,
bankruptcies or other returns against other persons or entities having names the same as or similar to that of Seller, Seller, on request, shall deliver to Purchaser and the Title Company affidavits showing that such judgments, bankruptcies or other returns are not against the Seller. Seller shall deliver an affidavit with respect to mechanic's liens certifying that, if true, there are no unpaid bills for service rendered or materials furnished to the Property, which affidavit shall include an indemnity in favor of Purchaser and the Title Company from and against any and all claims, liabilities, damages, losses, costs and expenses (including reasonable attorneys' fees, expenses and disbursements) arising under any claims made or liens filed by reason of contracts for any such services or materials or the failure of Seller to have paid in full for any service rendered or materials provided to the Property.

                         (p)      A certificate of the Seller certifying that
the warranties and representations of the Seller set forth in this

Agreement are true, accurate and complete on and as of the Closing Date.

                         (q)      A letter signed by Seller, substantially in
the form attached hereto as Exhibit K, addressed to each of the tenants under the Leases, giving notice of the sale of the Property and the assignment of Seller's rights as landlord under the Leases and designating the address for future payments of rent and notices by tenants under the Leases.

                         (r)      An affidavit attesting to the representation
made in Paragraph 7(y), substantially in the form of the affidavit attached hereto as Exhibit L.

                         (s)      Such other documents as may be required to
carry out the intent and purpose of this Agreement.

                 12.     Condemnation and Destruction.

                         (a)      Seller shall provide prompt written notice to
Purchaser if Seller is notified of any eminent domain proceeding affecting or threatened to affect the Property. If, prior to the Closing Date, all or any portion of the Property or the ingress or egress thereto is threatened or taken by eminent domain (or is the subject of a pending taking which has not been consummated), such that the Purchaser's use of the Property will be materially and detrimentally affected, Purchaser shall have the option to terminate this Agreement, upon written notice to the Seller given not later than ten (10) days after receipt of the Seller's notice. If the Purchaser does not exercise its option to terminate this Agreement pursuant to this Paragraph (a), or if an insignificant portion of the Property is taken by eminent domain, the parties shall proceed to close this Agreement, there shall be no adjustment of the Purchase Price and the Seller shall assign and turn over, and the Purchaser shall be entitled to receive and keep, all awards for the taking by eminent domain.

                         (b)      Except as otherwise provided herein, the risk
of loss for any damages or loss from fire or other casualty shall remain with the Seller until such time as title has passed pursuant to this Agreement. Seller shall provide prompt written notice to Purchaser if Seller is notified that the Property has suffered any damage or loss from fire or other casualty. If a material part of the Property is damaged or destroyed by fire or other casualty, the

Purchaser shall have the option to terminate this Agreement upon notice to the Seller given not later than ten (10) days after receipt of the Seller's notice. If the Purchaser does not exercise its option to terminate this Agreement pursuant to this Paragraph (b), the parties shall proceed to close this Agreement, there shall be no adjustment of the Purchase Price and the Seller shall assign to the Purchaser at the Closing all of the Seller's right, title and interest in and to the insurance proceeds awarded or to be awarded to the Seller as the result of such damage or destruction. In the event there is damage to or destruction of an immaterial part of the Property by fire or other casualty, such damage or destruction shall be repaired promptly by the Seller prior to the Closing Date, it being agreed that if such repairs are not completed, the parties shall close title notwithstanding that such repairs have not been completed, in which event the Purchase Price shall be reduced by the amount reasonably estimated by Seller and Purchaser as required to complete such repairs. An "immaterial" part of the Property shall be deemed to have been damaged or destroyed if the reasonably estimated cost of repair or replacement thereof shall be less than $100,000, and a "material" part thereof shall be deemed to have been damaged or destroyed if (i) the cost of repair or replacement thereof shall be in excess thereof, or (ii) damage is such that under any Lease a tenant may vacate its demised premises or have its rent abated in amount greater than $100,000.

                 13. Adjustments/Settlement Costs. (a) No closing adjustments will be made in connection with the Closing. As contemplated by paragraph 2 hereof, at Closing Purchaser shall obtain a release of the Indebtedness either through payment thereof or substitution of collateral for the Property pursuant to the Security Documents. In the event of a substitution of collateral for the Property, the disbursement from the First American Corporation Account pursuant to Section 3.12(d) of the Escrow Agreement described in Exhibit H hereof following the July, 1997 Payment Date, as defined in the Escrow Agreement, shall be received by the Purchaser and the amounts retained in such account attributable to tax and insurance reserves plus a pro rata portion of the accrued interest in such account in the ratio that the time period from July 15, 1996 through the Closing Date bears to 365 shall be forwarded to Seller. All rights in the Escrow Agreement and Security Documents shall be assigned to Purchaser at Closing.

                         (b)      In the event of payment of the Indebtedness
and release of the Security Documents, all proceeds under the Escrow Agreement and Security Documents shall be paid to Purchaser with the exception of the First American Corporation Account, the net proceeds of which shall be paid to Seller.

                         (c)      After the Closing Date, the Seller shall have
no further responsibility for expenses of the Property except as expressly set forth in this Agreement, and Purchaser shall be responsible for all such expenses of the Property, after the Closing Date.

                         (d)      Seller shall use reasonable efforts to cause
all public utilities serving the Property (that are not billing the tenants directly) to issue final bills to Seller on the basis of readings made as of the day prior to Closing. For those utilities for which a final bill cannot be obtained as of the day prior to Closing, Seller shall obtain meter readings as close as possible to Closing. If meter readings are not or cannot be available at Closing, Seller and Purchaser shall adjust such items based on past meter readings and Seller and Purchaser shall compute the adjustments when meter readings are available.


                         (e)      Seller and Purchaser shall split 50/50 all
state and local transfer, excise or stamp taxes or similar impositions (the "Transfer Taxes"), if any, imposed upon or relating to the transaction contemplated by this Agreement. Seller shall pay all income, capital gains or other taxes imposed upon the Seller's sales contemplated by this Agreement. Provided, however, if Purchaser is successful in its efforts to obtain early repayment of certain bondholders interests in the Certificates of Participation and as a result the Indebtedness will be repaid, at a discount below par or face value, but including costs incurred in such repayment (the "Discount"), Seller shall be credited and paid by Purchaser from the Discount up to the amount Seller paid for the Transfer Taxes, with Purchaser being entitled to any amount in excess of that paid to Seller.

                         (f)      Purchaser shall pay the premium for owner's
title insurance insuring Purchaser as owner of the Property and Purchaser shall pay the fees to record the deeds; Purchaser shall also pay for all deletions and/or endorsements to such title insurance policies.

                 14. Seller's Default. If, at or before the Closing Date, any of the Seller's representations set forth herein are inaccurate or incorrect in any material respect, or if the Seller breaches any of its warranties set forth herein then the Purchaser shall so notify the Seller and Seller shall have the option to cure any such deficiency and any other deficiency of which the Seller shall have been notified by the Purchaser, provided, however, except for the requirement to obtain the release of any liens from the Property, Seller shall not be required to cure any deficiency or spend any funds to cure. If (i) on or before the Closing Date, all of such deficiencies shall not have been cured by the Seller, or (ii) the Seller shall fail or otherwise be unable to deliver title to the Property on the Closing Date as provided in this Agreement, or (iii) the Seller shall fail to comply with any of the other agreements, covenants or obligations on its part to be performed pursuant to this Agreement, then the Purchaser may as its sole and exclusive remedies either (i) terminate this Agreement and receive the return of the Escrow Deposit, with the Note marked canceled and the parties shall thereafter be released from all further liability, or (ii) sue for and obtain specific performance of the Seller's obligations hereunder.

                 15. Purchaser's Default. In the event Purchaser should fail to consummate the purchase of the Property, or Purchaser shall be in default hereunder, Seller as its sole and exclusive remedy shall have the right to receive the Escrow Deposit from the Title Company, and in such event, the parties agree to execute any document required by the Title Company or Escrow Agent to release the Escrow Deposit.

                 16. Further Assurances. In addition to the obligations required to be performed hereunder by either party at or prior to Closing, both parties shall execute, acknowledge and deliver, subsequent to Closing, such other instruments and documents as may reasonably be necessary in order to effectuate the transactions contemplated herein.

                 17. Brokers. Each party shall indemnify, defend, and hold harmless the other from and against any demand or claim (including, without limitation, reasonable attorneys' fees and expenses) from any person or entity for a broker's or finder's fee in connection with the sale of the Property. Each party represents to the other that it has dealt with no party purporting to represent it in connection with the transactions contemplated hereby other than as applicable to Purchaser regarding Millennium Capital Markets, LLC. ("Millennium"). Any commissions or fee to be paid Millennium shall be paid by Purchaser.

                 18.     Inspection Rights.

                         (a)      During normal business hours, upon
twenty-four (24) hour prior notice to Seller, and with a representative of Seller present, if Seller so desires, the Purchaser, its agents, employees and contractors shall have the right subject to prior approval by any tenants, to
(i) enter onto the Property, including the interior and exterior and structural components of the Improvements and any tenant spaces to perform any and all physical inspections of the Property, including, but not limited to, wetlands location studies, surveys, percolation tests, soil analysis, environmental tests, title examination, soil borings, feasibility studies and any other tests and investigations of a similar nature, (ii) investigate and review any and all governmental resolutions, reports, agreements, permits and approvals issued in connection with the development of the Property, for the purpose of determining the feasibility for Purchaser to develop the Property in the manner represented by Purchaser to Seller, (iii) investigate all leases, tenant records, copies of bills for utilities and other operational costs, expense records, architectural renderings, surveys, plans, warranties and guarantees concerning the Property,
(iv) have Purchaser's representatives conduct a complete financial audit of Seller's financial records to the Property since the date they purchased it,
(v) prepare an itemized list of damages, missing property and other breaches of warranties and conditions hereunder, and (vi) perform such other investigations, studies and reviews with respect to the Property as it deems necessary or appropriate.

                 (b) Purchaser's Inspection Indemnity and Clean-up Responsibilities. Purchaser shall make the results of such tests, studies, audits and inspections (the "Studies") fully available to Seller. The cost of performing such Studies shall be paid by

Purchaser. In the event any activities have taken place on or about the Property during Purchaser's Studies, Purchaser agrees to restore the Property to its original condition as far as is practical, to Seller's reasonable satisfaction. Purchaser agrees to indemnify Seller form all costs, expenses, injuries and/or damages arising from or related to Purchaser's Studies, irrespective of whether Seller is at fault.

                 (c) The period from the date this Agreement is signed by all parties hereto through the Closing Date is herein referred to as the "Financing Contingency Period" for the Property. During this Financing Contingency Period, Purchaser shall satisfy itself that it can either (i) pay off the Indebtedness described in Paragraph 7(z) and obtain the release of the Security Documents; or (ii) retain the current Indebtedness on the Property, and substitute other collateral for the Property, pursuant to the terms of the documents described in Paragraph 7(z). If prior to the end of the Financing Contingency Period Purchaser cannot satisfy itself that it can accomplish either of such alternatives to Purchaser's satisfaction, Purchaser may either terminate this Agreement instructing the Title Company to return to it the Escrow Deposit, and pay the Seller the cash sum of $2,000, as consideration for this termination option, or waive this right to terminate and the parties shall proceed to close this Agreement.

                 19. Assignment. Subject to Seller's prior written consent, which consent will not be unreasonably withheld or delayed, Purchaser shall have the right to assign this Agreement and any or all of its rights hereunder to any person, firm, corporation or other entity, and thereafter Purchaser shall have no obligations under this Agreement and Seller shall look solely to such assignee for performance of Purchaser's obligations under and pursuant to this Agreement. Provided, however, Purchaser shall have the absolute right to assign this Agreement to a parent, subsidiary or affiliated corporation or limited liability corporation of Purchaser, or to a partnership or limited liability partnership or company of which Purchaser or Richard W. Fischer is a general partner or member. Prior to Purchaser assigning this Agreement or any of its rights hereunder, Purchaser shall first obtain the written consent of The United States of America.

                 20. Notices. All notices, requests and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered with a written receipt obtained or sent by (i) certified or registered mail, return receipt requested, (ii) recognized overnight courier, such as Federal Express (so long as delivery is made only upon a receipt to be signed by the addressee) or (iii) overnight express mail, addressed as follows:

                 If to Seller:

                                        c/o Team, Inc.
                                        1019 S. Hood Street
                                        Alvin, Texas 77511
                                        Attn: Mr. William A. Ryan

                 With a copy to:

                                        Chamberlain, Hrdlicka, White,
                                        Williams and Martin
                                        1200 Smith Street, Suite 1400
                                        Houston, Texas 77002
                                        Attn: Sidney B. Williams, Esq.


                 If to Buyer:

                                        U.S. National Housing L.L.C.
                                        937 Harvard Avenue East
                                        Seattle, Washington 98102
                                        Attn: Mr. Richard W. Fisher

                 With a copy to:

                                        Reid & Priest
                                        40 W. 57th Street
                                        New York, New York 10019
                                        Attn: Edward J. Martin, Esq.

                 With additional
                 copy to: Millennium Capital Markets, LLC 200 Madison Avenue, Suite 2300 New York, New York 10016
                                        Attn: Ronald S. Krolick

or such other person or address which Seller or Purchaser shall have given by notice as herein provided.

                 21. Right of First Refusal. Pursuant to the provisions of the Leases, The United States of America ("US") holds a right of first refusal to purchase the Property (the "Right") and must consent to the transfer of the Property (the "Consent"). In the event the US does not waive the Right and grant the Consent, then either party may terminate this Agreement, in which event the Title Company shall return the Escrow Deposit to Purchaser, marking the note cancelled and thereafter neither party shall have any further liabilities hereunder.

                 22. Miscellaneous. (a) All of the representations and warranties of Seller and Purchaser contained in this Agreement shall survive Closing, for a period of two (2) years.

                         (b)      This Agreement embodies and constitutes the
entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

                         (c)      This Agreement has been delivered in the
State of New York and shall be governed by and construed in accordance with the laws of New York.

                         (d)      This Agreement shall be binding upon and
shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

                         (e)      The headings preceding the text of the
paragraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

                         (f)      This Agreement may be executed simultaneously
in two or more counterparts, each of which shall be deemed an original but all of which together constitutes one and the same instrument.

                         (g)      In case any one or more of the provisions
contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                         (h)      Each and every provision of this Agreement,
including representations, warranties, and certifications of Seller, whether contained herein or made separately, has been mutually negotiated, prepared and drafted and in connection with the construction of any provisions hereof or deletions herefrom, no consideration shall be given to the issue of which party actually prepared, drafted, requested or negotiated any provision or deletion.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement, the day and year first above written.

                                        SELLER:

                                        FT. BRAGG 801, INC.


                                        By:  /s/ WILLIAM A. RYAN
                                           ------------------------------------
                                        Name:    William A. Ryan
                                             ----------------------------------
                                        Title:   Vice President
                                              ---------------------------------


                                        PENSACOLA 801, INC.


                                        By:  /s/ WILLIAM A. RYAN
                                           ------------------------------------
                                        Name:    William A. Ryan
                                             ----------------------------------
                                        Title:   Vice President
                                              ---------------------------------


                                        PORTALES 801, INC.


                                        By:  /s/ WILLIAM A. RYAN
                                           ------------------------------------
                                        Name:    William A. Ryan
                                             ----------------------------------
                                        Title:   Vice President
                                              ---------------------------------

                                        BUYER:

                                        U.S. NATIONAL HOUSING, L.L.C.



                                        By:   /s/ R.W. FISCHER
                                           ------------------------------------
                                        Name:     R. W. Fischer
                                             ----------------------------------
                                        Title:    Member
                                              ---------------------------------

                 The undersigned Team, Inc. ("Team") is the owner and holder of all of the issued and outstanding shares of First America Capital Corporation ("First American") which in turn owns all of the issued and outstanding stock of the Seller. Team joins in this Agreement to evidence its approval of the terms and provisions hereof, (ii) join in the representations and warranties of Seller set forth herein on a joint and several basis with Seller and (iii) agree to cause the Seller to comply with the terms and provisions this Agreement. First American as owner of the Accounts, joins in the Agreement to
(i) evidence its approval of the terms and provisions hereof and (ii) agree to assign and transfer such Accounts to Purchaser as provided herein.



                                        TEAM, Inc.


                                        By:  /s/ WILLIAM A. RYAN
                                           ------------------------------------
                                        Name:    William A. Ryan
                                             ----------------------------------
                                        Title:   Vice President
                                              ---------------------------------


                                        FIRST AMERICAN CAPITAL
                                        CORPORATION


                                        By:  /s/ WILLIAM A. RYAN
                                           ------------------------------------
                                        Name:    William A. Ryan
                                             ----------------------------------
                                        Title:   Vice President
                                              ---------------------------------

                                    EXHIBITS


A.      Description of the Land

B.      Schedule of Leases

C.      Permitted Exceptions

D.      Schedule of Service Contracts

E.      Operating Statements*

F.      Assessed Valuation and Taxes

G.      Schedule of Insurance*

H.      Certificate of Participation Documents

I.      Special Warranty Deed*

J.      Tenant Estoppel Certificate

K.      Tenant Notice Letter*

L.      FIRPTA Certificate*

M.      Accounts*

N.      First American Corporation Employees*

O.      Repair/Condition

P.      Litigation



*Omitted Exhibit

                                   EXHIBIT A

                            Descriptions of the Land



         All those certain pieces or parcels of land (herein referred to as the Land) described on the attached Exhibits A-1, A-2 and A-3.

                                  EXHIBIT A-1


            Fort Bragg Parcel, McLaughlin Township, North Carolina

                                  EXHIBIT A-1

Fort Bragg Parcel:

         A certain tract or parcel of land in McLauchlin Township, Hoke County, North Carolina situated about 2.6 miles east of Raeford, N.C. fronting on the north side of State Road No. 1406, Rockfish Road about 1100 feet west of its intersection with State Road No. 1410, Townsend Road, adjoining the lands of Neill L. McFadyen on the northeast, north and west and by lands of Ricky Spencer and R.C. Herring on the east, being further described as follows:

         BEGINNING at a 1/2 inch rebar in the north right of way line (30 feet from center) of State Road No. 1406, Rockfish Road, at its intersection with the west right of way line of a 20 foot access easement described in Deed Book 232, Page 108, said beginning point being further located N88-05-10W 20.39 feet from an iron pipe at the south corner of the Ricky Spencer Tract No. II described in Deed Book 232, Page 271, said iron pipe also being the southwest corner of the Ricky Spencer tract described in Deed Book 206, Page 877; running thence from the beginning as the north right of way line of State Road No. 1406, N88-05-10W 933.92 feet to a 1/2 inch rebar; thence continuing as the north right of way line of State Road No. 1406 the following 5 (five) chords:
N89-05-15W 99.84 feet to a 1/2 inch rebar; thence S87-36-10W 100.09 feet to a 1/2 inch rebar; thence S81-08-45W 100.10 feet to a 1/2 inch rebar; thence S74-15-25W 100.42 feet to a 1/2 inch rebar; thence S67-44-10W 99.61 feet to a 1/2 inch rebar; thence continuing as the northwest right of way line of State Road No. 1406 S64-06-50W 46.02 feet to a 1/2 inch rebar in said right of way line; thence leaving the road, N07-00-30W 2053.70 feet to a 5/8 inch rebar in a branch with gum pointer; thence N86-29-05E 1230.80 feet to a 1/2 inch rebar at the edge of a field; thence S28-21-40E 130.48 feet to a 1/2 inch rebar at the edge of a field; thence S37-40- 10E 247.98 feet to a 1/2 inch rebar at the edge of a field; thence S57-51-10E 81.50 feet to a 1/2 inch rebar; thence S50-16-35E
144.58 feet to a 1/2 inch rebar; thence S28-24-15E 143.03 feet to a 1/2 inch rebar; thence S56-41-20E 171.48 feet to a 1/2 inch rebar at a fence, said rebar being in the west line of the Ricky Spencer Tract No. I described in Deed Book 232, Page 271; thence as a common line with Spencer, S00-02-10W 506.85 feet to a 5/8 iron, the southwest corner of Ricky Spencer's Tract No. I (Deed Book 232, Page 271), the northwest corner of Ricky Spencer (Deed Book 230, Page 354) and the northeast corner of R.C. Herring (Deed Book 230, Page 212); thence as the north line of R.C. Herring's tracts described in Deed Book 230, Page 212 and Deed Book 232, Page 108, N88-23-35W 239.13 feet to a 5/8 inch iron, the northwest corner of R.C. Herring (Deed Book 232, Page 108); thence continuing, N88-23-35W 20.33 feet to a 1/2 inch rebar at the northwest terminus of a 20 foot access easement as described in Deed Book 232, Page 108; thence as the west right of way line of said easement, S08-41-15E 445.96 feet to a 1/2 inch rebar; thence continuing as the west right of way line of said 20 foot access easement, S09-22-10E 440.92 feet to the point of beginning containing 70.00 acres more or less.

                                  EXHIBIT A-2


                     Pensacola Parcel, Pensacola Florida

                                  EXHIBIT A-2


Pensacola Parcel:

PARCEL 1:

Begin at an existing 4"X4" concrete monument with a brass disk number 3578 at the Southwest corner of Section 29, Township 2 South, Range 31 West, Escambia County, Florida; thence go North 00 degrees 43 minutes 20 seconds West along the West line of the aforesaid Section 29 a distance of 1317.63 feet to a 4"X4" concrete monument 4882 at the Northwest corner of the South half of Government Lot 5 of the aforesaid Section 29; thence go South 89 degrees 35 minutes 54 seconds East along the North line of the South half of Government Lots 5 and 6 of the aforesaid Section 29 a distance of 2636.70 feet to a 4"X4" concrete monument number 4882, at the Northeast corner of the South half of Government Lot 6 of the aforesaid Section 29; thence go North 89 degrees 28 minutes 44 seconds East a distance of 1606.85 feet to a capped iron rod, number 4882; thence go South 31 degrees 10 minutes 32 seconds West a distance of 429.14 feet to a capped iron rod, number 4882; thence go South 29 degrees 17 minutes 35 seconds West a distance of 246.83 feet to a 4"X4" concrete monument number 4882, thence go South 60 degrees 42 minutes 25 seconds East a distance of
500.00 feet to a capped iron rod number 4882, on the Northerly right of way line of Blue Angel Parkway (S.R. S-173, 200 foot right of way); thence go South 29 degrees 17 minutes 35 seconds West along the aforesaid Northerly right of way line a distance of 66.00 feet to a capped iron rod number 4882; thence go North 60 degrees 42 minutes 25 seconds West a distance of 573.45 feet to a capped iron rod number 4882; thence go South 29 degrees 17 minutes 35 seconds West a distance of 550.00 feet to a capped iron rod, number 4882; thence go South 60 degrees 42 minutes 25 seconds East a distance of 189.01 feet to a 4"X4" concrete monument, number 4882, on the Northerly line of the Francisco Lopez Grant in Section 30, Township 2 South, Range 31 West; thence go South 67 degrees 17 minutes 53 seconds West along the aforesaid Northerly line a distance of 471.41 feet to an existing 4"X4" concrete monument (unnumbered) at the section corner common to Sections 29 and 30, Township 2 South, Range 31 West and Sections 5 and 8, Township 3 South, Range 31 West; thence go North 89 degrees 12 minutes 56 seconds West along the South line of the aforesaid
Section 29 a distance of 3248.70 feet to a Point of Beginning. The above described parcel of land is situated in Section 29, Township 2 South, Range 31 West, Escambia County, Florida.

PARCEL 2:

Commence at an existing 4"X4" concrete monument with a brass disk number 3578 at the Southwest corner of Section 29, Township 2 South, Range 31 West, Escambia County, Florida; thence go North 00 degrees 43 minutes 20 seconds West along the West line of the aforesaid Section 29 a distance of 1317.63 feet to a 4"X4" concrete monument number 4882 at the Northwest corner of the South half of Government Lot 5 of the aforesaid Section 29; thence go South 89 degrees 35 minutes 54 seconds East along the North line of the South half of Government Lots 5 and 6 of the aforesaid Section 29 a distance of 2636.70 feet to a 4"X4" concrete monument number 4882, at the Northeast corner of the South half of Government Lot 6 of the aforesaid Section 29 and the Point of Beginning; thence go North 00 degrees 37 minutes 49 seconds West along the East line of the aforesaid

                             EXHIBIT A-2 (cont'd.)


Government Lot 6 a distance of 830.00 feet to a 4"X4" concrete monument number 4882; thence go North 89 degrees 22 minutes 11 seconds East a distance of 1583.65 feet to a 4"X4" concrete monument number 4882; thence go South 38 degrees 49 minutes 28 seconds East a distance of 488.21 feet to a 4"X4" concrete monument number 4882, thence go South 31 degrees 10 minutes 32 seconds West a distance of 528.77 feet to a capped iron rod number 4882, thence go South 89 degrees 28 minutes 44 seconds West a distance of 1606.85 feet to the Point of Beginning. The above described parcel of land is situated in Section 29, Township 2 South, Range 31 West, Escambia County, Florida.

PARCEL 3:

Commence at an existing 4"X4" concrete monument with a brass disk number 3578 at the Southwest corner of Section 29, Township 2 South, Range 31 West, Escambia County, Florida; thence go North 00 degrees 43 minutes 20 seconds West along the West line of the aforesaid Section 29 a distance of 1317.63 feet to a 4"X4" concrete monument number 4882 at the Northwest corner of the South half of Government Lot 5 of the aforesaid Section 29; thence go South 89 degrees 35 minutes 54 seconds East along the North line of the South half of Government Lots 5 and 6 of the aforesaid Section 29 a distance of 2636.70 feet to a 4"X4" concrete monument number 4882, at the Northeast corner of the South half of Government Lot 6 of the aforesaid Section 29; thence go North 00 degrees 37 minutes 49 seconds West along the East line of the aforesaid Government Lot 6 a distance of 830.00 feet to a 4"X4" concrete monument number 4882; thence go North 89 degrees 22 minutes 11 seconds East a distance of 1328.24 feet to the Point of Beginning; thence go North 05 degrees 25 minutes 58 seconds East a distance of 40.06 feet to a point of curvature; thence go along a curve to the left having a radius of 325.00 feet, an arc distance of 75.07 feet (chord =
74.91 feet, chord bearing = North 01 degrees 11 minutes 05 seconds West) to a point of reverse curvature; thence go along a curve to the right having a radius of 225.00 feet, an arc distance 327.38 feet (chord = 299.26 feet, chord bearing = North 33 degrees 52 minutes 52 seconds East) to the point of tangency; thence go North 75 degrees 33 minutes 53 seconds East a distance of
894.73 feet to a point of curvature; thence go along a curve to the left having a radius of 432.51 feet, an arc distance of 224.17 feet (chord = 221.67 feet, chord bearing = North 60 degrees 43 minutes 00 seconds East) to the point of tangency; thence go North 45 degrees 52 minutes 07 seconds East a distance of
12.49 feet to a point of curvature; thence go along a curve to the left having a radius of 25.00 feet, an arc distance of 36.62 feet (chord = 33.43 feet, chord bearing = North 03 degrees 54 minutes 36 seconds East) to an intersection with the curved Southwesterly right of way line of Dog Track Road (State Road S-297, 100 foot right of way) being concave Southwesterly and having a radius of 2814.93 feet; thence go Southeasterly along the aforesaid curved Southwesterly right of way line having a radius of 2814.93 feet, an arc distance of 101.69 feet (chord = 101.68 feet, chord bearing = South 37 degrees 00 minutes 49 seconds East) to an intersection with a curve concave Southerly and having a radius of 25.00 feet; thence go Northwesterly along the aforesaid curve having a radius of 25.00 feet, an arc distance of 42.83 feet (chord =
37.78 feet, chord bearing = North 85 degrees 03 minutes 18 seconds West) to a point of reverse curvature; thence go along a curve to the right having a radius of 482.51

                             EXHIBIT A-2 (cont'd.)


feet, an arc distance of 250.08 feet (chord = 247.29 feet, chord bearing = South 60 degrees 43 minutes 00 seconds West) to the point of tangency; thence go South 75 degrees 33 minutes 53 seconds West a distance of 894.73 feet to a point of curvature; thence go along a curve to the left having a radius of
175.00 feet, an arc distance of 254.63 feet (chord = 232.75 feet, chord bearing = South 33 degrees 52 minutes 52 seconds West) to a point of reverse curvature; thence go along a curve to the right having a radius of 375.00 feet, an arc distance of 86.62 feet (chord = 86.43 feet, chord bearing = South 01 degrees 11 minutes 05 seconds East) to the point of tangency; thence go South 05 degrees 25 minutes 58 seconds West a distance of 34.75 feet; thence go South 89 degrees 22 minutes 11 seconds West a distance of 50.28 feet to the Point of Beginning. The above described parcel of land is situated in Section 29, Township 2 South, Range 31 West, Escambia County, Florida.

PARCEL 4(a):

5 foot Utility Easement Number 1

Commence at an existing 4" x 4" concrete monument with a brass disk number 3578 at the Southwest corner of Section 29, Township 2 South, Range 31 West, Escambia County, Florida; thence go North 00 degrees 43 minutes 20 seconds West along the West line of the aforesaid Section 29 a distance of 1317.63 feet to a 4"X4" concrete monument number 4882, at the Northwest corner of the South half of Government Lot 5 of the aforesaid Section 29; thence to South 89 degrees 35 minutes 54 seconds East along the North line of the South half of Government Lots 5 and 6 of the aforesaid Section 29 a distance of 2636.70 feet to a 4"X4" concrete monument number 4882, at the Northeast corner of the South half of Government Lot 6 of the aforesaid Section 29; thence go North 00 degrees 37 minutes 49 seconds West along the East line of the aforesaid Government Lot 6 a distance of 830.00 feet to a 4"X4" concrete monument number 4882; thence go North 89 degrees 22 minutes 11 seconds East a distance of 1323.21 feet to the Point of Beginning; thence continue North 89 degrees 22 minutes 11 seconds East a distance of 5.03 feet; thence go North 05 degrees 25 minutes 58 seconds East a distance of 40.06 feet to a point of curvature; thence go along a curve to the left having a radius of 325.00 feet, an arc distance of 75.07 feet (chord =
74.91 feet, chord bearing = North 01 degrees 11 minutes 05 seconds West) to a point of reverse curvature; thence go along a curve to the right having a radius of 225.00 feet, an arc distance of 327.38 feet (chord = 299.26 feet, chord bearing = North 33 degrees 52 minutes 52 seconds East) to the point of tangency; thence go North 75 degrees 33 minutes 53 seconds East a distance of
894.73 feet to a point of curvature; thence go along a curve to the left having a radius of 432.51 feet, an arc distance of 224.17 feet (chord = 221.67 feet, chord bearing = North 60 degrees 43 minutes 00 seconds East) to the point of tangency; thence go North 45 degrees 52 minutes 07 seconds East a distance of
12.49 feet to a point of curvature; thence go along a curve to the left having a radius of 25.00 feet, an arc distance of 36.62 feet (chord = 33.43 feet, chord bearing = North 03 degrees 54 minutes 36 seconds East) to an intersection with the curved Southwesterly right-of-way line of Dog Track Road (State Road S-297, 100 foot right of way) being concave Southwesterly and having a radius of 2814.93 feet; thence go

                             EXHIBIT A-2 (cont'd.)


South 51 degrees 57 minutes 06 seconds West a distance of 5.00 feet to an intersection with a curve concave Westerly and having a radius of 20.00 feet; thence go Southerly along the aforesaid curve having a radius of 20.00 feet, an arc distance of 29.29 feet (chord = 26.74 feet, chord bearing = South 03 degrees 54 minutes 36 seconds West) to the point of tangency; thence go South 45 degrees 52 minutes 07 seconds West a distance of 12.49 feet to a point of curvature; thence go along a curve to the right having a radius of 427.51 feet, an arc distance of 221.58 feet (chord = 219.10 feet, chord bearing = South 60 degrees 43 minutes 00 seconds West) to the point of tangency; thence go South 75 degrees 33 minutes 53 seconds West a distance of 894.73 feet to a point of curvature; thence go along a curve to the left having a radius of 230.00 feet, an arc distance of 334.66 feet (chord = 305.91 feet, chord bearing = South 33 degrees 52 minutes 52 seconds West) to a point of reverse curvature; thence go along a curve to the right having a radius of 320.00 feet, an arc distance of
73.92 feet (chord = 73.75 feet, chord bearing = South 01 degrees 11 minutes 05 seconds East) to the point of tangency; thence go South 05 degrees 25 minutes 58 seconds West a distance of 40.59 feet to the Point of Beginning. The above described parcel of land is situated in Section 29, Township 2 South, Range 31 West, Escambia County, Florida.

PARCEL 4(b):

5 foot Utility Easement Number 2

Commence at an existing 4"X4" concrete monument with a brass disk number 3578 at the Southwest corner of Section 29, Township 2 South, Range 31 West, Escambia County, Florida; thence go North 00 degrees 43 minutes 20 seconds West along the West line of the aforesaid Section 29 a distance of 1317.63 feet to a 4"X4" concrete monument number 4882, at the Northwest corner of the South half of Government Lot 5 of the aforesaid Section 29; thence go South 89 degrees 35 minutes 54 seconds East along the North line of the South half of Government Lots 5 and 6 of the aforesaid Section 29 a distance of 2636.70 feet to a 4"X4" concrete monument number 4882, at the Northeast corner of the South half of Government Lot 6 of the aforesaid Section 29; thence go North 00 degrees 37 minutes 49 seconds West along the East line of the aforesaid Government Lot 6 a distance of 830.00 feet to a 4"X4" concrete monument number 4882; thence go North 89 degrees 22 minutes 11 seconds East a distance of 1378.52 feet to the Point of Beginning; thence continue North 89 degrees 22 minutes 11 seconds East a distance of 5.03 feet; thence go North 05 degrees 25 minutes 58 seconds East a distance of 34.22 feet to a point of curvature; thence go along a curve to the left having a radius of 380.00 feet, an arc distance of 87.78 feet (chord =
87.58 feet, chord bearing = North 01 degrees 11 minutes 05 seconds West) to a point of reverse curvature; thence go along a curve to the right having a radius of 170.00 feet, an arc distance of 247.35 feet (chord = 226.10 feet, chord bearing = North 33 degrees 52 minutes 52 seconds East) to the point of tangency; thence go North 75 degrees 33 minutes 53 seconds East a distance of
894.73 feet to a point of curvature; thence go along a curve to the left having a radius of 487.51 feet, an arc distance of 252.67 feet (chord = 249.85 feet, chord bearing = North 60 degrees 43 minutes 00 seconds East) to a point of reverse curvature; thence go along a curve to the right having a radius of
20.00 feet, an arc distance of 34.26

                             EXHIBIT A-2 (cont'd.)


feet (chord = 30.22 Feet, chord bearing = South 85 degrees 03 minutes 18 seconds East); thence go North 54 degrees 01 minutes 17 seconds East a distance of 5.00 feet to an intersection with a curve concave Southerly and having a radius of 25.00 feet; thence go Northwesterly along the aforesaid curve having a radius of 25.00 feet, an arc distance of 42.83 feet (chord = 37.78 feet, chord bearing = North 85 degrees 03 minutes 18 seconds West) to a point of reverse curvature; thence go along a curve to the right having a radius of
482.51 feet, an arc distance of 250.08 feet (chord = 247.29 feet, chord bearing = South 60 degrees 43 minutes 00 seconds West) to the point of tangency; thence go South 75 degrees 33 minutes 53 seconds West a distance of 894.73 feet to a point of curvature; thence go along a curve to the left having a radius of
175.00 feet, an arc distance of 254.63 feet (chord = 232.75 feet, chord bearing = South 33 degrees 52 minutes 52 seconds West) to a point of reverse curvature; thence go along a curve to the right having a radius of 375.00 feet, an arc distance of 86.62 feet (chord = 86.43 feet, chord bearing = South 01 degrees 11 minutes 05 seconds East) to the point of tangency; thence go South 05 degrees 25 minutes 58 seconds West a distance of 34.75 feet to the Point of Beginning. The above described parcel of land is situated in Section 29, Township 2 South, Range 31 West, Escambia County, Florida.

                                  EXHIBIT A-3

                     Portales Parcel, Portales, New Mexico

                                  EXHIBIT A-3

Portales Parcel:

SURFACE AND SURFACE ESTATE ONLY IN AND TO:

A tract of land in the S.W. 1/4 of Section 34, T1S, R34E, N.M.P.M., City of Portales, Roosevelt County, New Mexico, being more particularly described as follows:

         BEGINNING at the center corner of said Section 34, T1S, R34E, Thence
S. 0 degrees 15' 59" W. 1466.24 feet.  Thence N. 89 degrees 40' 34" W. 1319.68 feet.  Thence N. 0 degrees 46' 22" E. 694.75 feet.  Thence N. 0 degrees 10' 26"
E. 764.31 feet. Thence S. 89 degrees 59' 22" E. 1314.79 feet to the point of beginning.

Now known as Cannon Meadows Addition to the City of Portales, Roosevelt County, New Mexico, according to the plat recorded in Cabinet A in Slide 325 and 326 of the Plat Records of Roosevelt County, New Mexico.

                                   EXHIBIT B

                               Schedule of Leases


1. Lease, dated October 12, 1993, between Pensacola 801, Inc., as Lessor and The United States of America, as Lessee.

2. Lease, dated November 16, 1993, between Fort Bragg 801, Inc., as Lessor and The United States of America, as Lessee.

3. Lease, dated July 29, 1993, between Portales 801, Inc., as Lessor and The United States of America, as Lessee.

                                   EXHIBIT C

                              Permitted Exceptions


         Those exceptions set forth in the following:

1. Schedule B exceptions 2, 3, 4 and 5, as set forth in Loan Policy, dated June 27, 1992, issued by Lawyers Title Insurance Corporation, through Lawyers Title of North Carolina, under Owner's Policy No. 113-00-659536 and Loan Policy No. 82-02-374284, regarding Fort Bragg Parcel.

2. Schedule B exceptions 4, 5, 7 and 8, as set forth in Owner's Policy, dated July 8, 1992, issued by Chicago Title Insurance Company, under Policy No. FL 010 04 58766, regarding Pensacola Parcel.

3. Schedule B exceptions 10, 11, 12, 13, 15 and 17, as further set forth in Owner's Title Policy, issued by Stewart Title Guaranty Company, through Graham Abstract Company, Inc., under Policy No. 0-4501-05005, and Loan Policy No. M-4502-05001 dated November 14, 1991, and subject to endorsements thereto, regarding Portales Parcel.

                                   EXHIBIT D


                         Schedule of Service Contracts



Pensacola Parcel:

         Oral maintenance agreement, between Pensacola 801 and First American Development Corporation

         Certain service contracts regarding telephones, beepers, mobile phones and copy machine for Pensacola Parcel.



Portales Parcel:

         None



Ft. Bragg Parcel:

         None

                                   EXHIBIT E

                              Operating Statements

                                   EXHIBIT F


801 PROJECTS

Assessed Valuation and Property Taxes

 Portales 801, Inc. (Roosevelt County)

                                           Taxable Value                       Tax Paid
                                           -------------                       --------
 1996                                      $ not received yet - in November    $ 49,178.44 (installment)

 1995                                      $ 3,370,637                         $ 49,178.44 (installment)

 1994                                      $ 3,274,222                         $ 70,829.73 (installment)

 1993                                      $ 2,690,190                         $ 52,446.09 (during construction)


 Pensacola 801, Inc. (Escambia County)

 1996                                      $ not received yet - in November

 1995                                      $ 11,668,620                        $ 215,668.64 (with discount)

 1994                                      $ 11,666,680                        $ 220,710.80 (with discount)

 1993                                      $    491,030                        $   9,186.77 (during construction)


 Pensacola 801, Inc. (Escambia County)
 Fire Protection Municipal Services

 1996                                      not received yet - in November

 1995                                                                          $    1,505.00

 1994                                                                          $      401.00

 Ft. Bragg 801, Inc. (Hoke County)

 1996                                      $ 13,000,000                        $ 133,769.74 (with discount)

 1995                                      $ 13,000,000                        $ 133,770.00 (with discount)

 1994                                      $ 13,000,000                        $ 130,000.00 (protested)

 1993                                      $  3,777,200                        $  37,016.56 (during construction)

                                   EXHIBIT G


SCHEDULE OF INSURANCE

                                   EXHIBIT H

                     Certificate of Participation Documents


1. Preliminary Information Statement, dated June 3, 1992, regarding approximate $52,000,000 United States Government % Certificates of Participation, and attachments thereto.

2. Escrow Agreement Relating to Military Family Housing Projects, dated June 1, 1992, regarding all 801 projects, and attachments thereto.

3. Credit Agreement, dated June 1, 1992, regarding 801 projects, and attachments thereto.

4. Loan Agreement, dated June 1, 1992, regarding 801 project, and attachments thereto.

5. Trust Agreement, dated June 1, 1992, regarding 801 projects, and attachments thereto.

6. Lease, dated October 12, 1993, between Pensacola 801, Inc., as Lessor and The United States of America, as Lessee, and amendments and modifications thereto.

7. Lease, dated November 16, 1993, between Fort Bragg 801, Inc., as Lessor and The United States of America, as Lessee, and amendments and modifications thereto.

8.   Lease, dated July 29, 1993, between Portales 801, Inc., as Lessor and
     The United States of America, as Lessee, and amendments and modifications thereto.

9. Correspondence regarding 801 projects previously delivered to Purchaser.

                                   EXHIBIT I

                             Special Warranty Deeds


 Those certain deeds copies of which are attached as Exhibits I-1, I-2 and I-3.

                                  EXHIBIT I-1

                             Pensacola Parcel Deed

                                 EXHIBIT I-2

                            Fort Bragg Parcel Deed

                                 EXHIBIT I-3

                              Portales Parcel Deed

                                   EXHIBIT J

                          Tenant Estoppel Certificate

                              ESTOPPEL CERTIFICATE


                            LEASE AGREEMENT BETWEEN
                             PORTALES 801, INC. AND
                          THE UNITED STATES OF AMERICA


         The undersigned, acting by and through the Office of the Contracting Officer, Canon Air Force Base, New Mexico (hereafter referred to as "Government"), under a certain Lease dated July 29, 1993, and any amendments thereto (hereafter referred to as the "Lease"), entered into with Portales 801, Inc., as landlord (hereafter referred to as "Lessor"), for certain land and the improvements located thereon as specifically described in the Lease (hereinafter referred to as the "Demised Premises"), and situated in City of Portales, Roosevelt County, New Mexico, hereby certifies to U.S. National Housing L.L.C. (hereinafter referred to as "Purchaser"), a prospective purchaser of the Demised Premises and to ___________________ as Trustee (hereinafter referred to as "Trustee") and their respective successors and assigns that:

         1. The Lease is currently in full force and effect. The term of the Lease commenced on July 29, 1993, and shall expire on July 28, 2013, unless sooner terminated or extended in accordance with the terms of the Lease. A true, correct and complete copy of the Lease and all amendments, modifications and Supplemental Lease Agreements thereto is attached to this Estoppel certificate as Attachment A, and there has been no other amendment or modification of any kind or nature varying the stated terms and conditions thereof.

         2. The Government accepted final possession of the Demised Premises on ____________ and the time period for determination of rent increases or decreases by reason of increases or decreases in the real property taxes or insurance for the Demised Premises shall be the time period of ____________. All items of an executory nature relating to the construction and delivery of the Demised Premises for final acceptance by the Government have been completed under the terms of the Lease, any and all improvements thereon or thereto required to be made by the Lessor have been completed in accordance with applicable plans and specifications and the term of the Lease has commenced.

         3. The Demised Premises consist of 150 residential housing units (the "Units").

         4. As of the date of this Estoppel Certificate the rent payable under the Lease is $_________ per year and $__________ per month, payable monthly in arrears, representing original rent of $1,185,156 per year and $98,763 per month, as adjusted for increases or decreases in insurance premiums and real property taxes as follows:

                 Real property taxes $________:

                 Insurance premiums: $_______.

         5. The Government represents that all rents and other amounts due and payable under the Lease by the Government have been paid currently in accordance with the terms and requirements of the Lease. No rent or other amounts due under the Lease have been prepaid.

         6. The Government has not given the Lessor any notice of a default on the part of the Lessor under the Lease which has not been cured except as may be specifically identified by the Government on Attachment B hereto. Further, the Government, as of the date hereof, is aware of no default by the Lessor under the Lease or any defense to the Government's obligations under the Lease and of no charge, lien, claim or offset against Lessor under the Lease or otherwise or against rents or other amounts due or to become due under the Lease except as may be specifically identified by the Government on Attachment B hereto. This paragraph shall in no way be construed as a waiver of the Lessor's obligations to maintain the property and correct deficiencies with respect thereto as required by the Lease.

         7. The Government represents that it is not in default in the performance of any of its obligations under the Lease, and no notice has been received by the Government of a default by the Government under the Lease which has not been cured.

         8. The Lessor is not holding a security deposit for the performance of the Government's obligations under the Lease.

         9. The Government, upon receipt of a copy of the Estoppel Certificate Agreement in the form attached to this Estoppel Certificate as Attachment C, which has been signed by the Lessor and the Trustee, will sign and execute such document to evidence its agreement with, and intent to be bound by the terms thereof, having read and agreed to the terms of such document prior to its execution of this Estoppel Certificate.

         10. Upon receipt of the notice from the Trustee in the form attached hereto as Attachment D duly and properly executed, which the Trustee intends to provide to the Government on or before ________________, the Government shall make any and all payments of rent and other amounts due or thereafter becoming due under the Lease directly to the Trustee or as directed by the Trustee pursuant to and in accordance with the Assignment of Claims Act, as amended (31 U.S.C. Sec. 3727, 41 U.S.C. Sec.15, 48 CFR 42.1204).

         11. It is understood that the Purchaser and the Trustee are specifically relying on the covenants and representations made by the Government in this Estoppel Certificate in acquiring the Demised Premises and agreeing to advance the proceeds of a loan and that they have a right to rely thereon and are the intended beneficiaries of this Estoppel Certificate.



-------------------------------------      -------------------------------------
                                           Date


Contracting Officer
Canon Air Force Base, New Mexico


Attachment A:    Lease
Attachment B:    Defaults
Attachment C:    Estoppel Certificates
Attachment D:    Notice

                                  Attachment A

                                     Lease

                                  Attachment B

                                    Defaults

                                                                    Attachment C

                         ESTOPPEL CERTIFICATE AGREEMENT


                 This ESTOPPEL CERTIFICATE AGREEMENT is made and entered into this _____ day of __________, 1996 by and among U.S. National Housing, L.L.C., an Alaska limited liability company (referred to herein as "LESSOR"), _____________________, as Trustee (referred to herein as the "TRUSTEE") of
___________________________ Trust, and its successors and assigns (referred to herein as the "TRUST"), MCM Finance Corporation, a Delaware corporation (referred to herein as "LENDER") and the United States of America, acting by and through the Contracting Officer, Canon Air Force Base, New Mexico (referred to herein as "GOVERNMENT").

                                   RECITALS:

                 A. LESSOR has acquired title to certain improved real property located in the City of Portales, Roosevelt County, New Mexico and which is more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Land").

                 B. GOVERNMENT and LESSOR'S predecessor in title have entered into that certain Lease Agreement dated July 29, 1993, as amended, (the documents comprising the lease being herein referred to collectively as the "Government Lease Documents"), pursuant to which GOVERNMENT has agreed to lease the Land and all improvements thereon, which include, among other things, 150 residential housing units (the "Project").

                 C. LENDER and LESSOR have entered into a loan agreement which provides for the issuance of LESSOR's note in the principal amount of $___________ (the "Existing Loan") secured by a mortgage or deed of trust on the Project and other collateral security which includes an assignment of rentals under the Government Lease Documents to LENDER (collectively the "Collateral Security").

                 D. The Collateral Security has been, or will be, assigned by LENDER to MCM Deposit Corp. III which, in turn, has assigned, or will assign the Collateral Security to Trustee, in trust, in connection with the issuance by the Trustee of "Pass Through Certificates" in a maximum face amount of $_____________, the repayment of which will be secured by, among other things, the Collateral Security including the rents and other amounts payable by GOVERNMENT to LESSOR under the Government Lease Documents. Proceeds of the sale of the Pass Through Certificates have provided, or will provide, funds for purchase of the Existing Loan from Lender. In connection with the issuance of the Pass Through Certificates, accommodations have been, will be, or made to the LESSOR and substantial reserves and reserve accounts for the maintenance and operation of the Project will be established. LENDER will provide servicing assistance to the TRUSTEE in connection with servicing the Existing Loan.

                 E. The parties hereto desire to set forth their agreements and understandings with respect to the rights and obligations of the parties in the event of a default by LESSOR and in certain other instances under the Existing Loan and the Government Lease Documents.

                 NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which each of the parties hereto does hereby acknowledge, the parties hereto do hereby agree as follows:

                 1.       Priorities of Agreements.
                          Priorities with respect to title in the Land with
respect to the Existing Loan and the Government Lease Documents have been established prior to the date hereof by recordation, and the new financial arrangements described herein shall have the same priority as the Existing Loan. This Agreement shall not operate to adversely or otherwise effect any right of GOVERNMENT or LESSOR under the Government Lease Documents or disturb GOVERNMENT's possession of the Project, except as expressly set forth herein.

                 2.       Default and Foreclosure.

                          If the TRUSTEE, or any affiliate of the TRUSTEE, or
any purchaser at foreclosure of the Existing Loan shall acquire the LESSOR's interest in the Project by virtue of the default by LESSOR under the Existing Loan or the new financial arrangements described herein or otherwise, the Government Lease Documents shall continue in full force and effect so long as the TRUSTEE, its affiliate or the purchaser at foreclosure, as the case may be, is not in material default under the Government Lease Documents. The TRUSTEE, its affiliate or the purchaser at foreclosure, as the case may be, may not appoint an agent or nominee to operate the Project on its behalf without obtaining the prior written approval of the GOVERNMENT's designated representative, such approval not to be unreasonably withheld so long as such proposed agent/nominee has experience/expertise in management and operation of residential housing as determined acceptable by the Government. For the period of time during which the TRUSTEE, its affiliate or the purchaser at foreclosure holds the LESSOR's interest in the Project, the TRUSTEE, its affiliate or the purchaser at foreclosure shall become liable and fully bound by the provisions of the Government Lease Documents. Nothing contained in this Agreement shall
(i) relieve LESSOR from any of its obligations as the "Lessor" under the Government Lease Documents, or (ii) impose any liability on the TRUST or TRUSTEE to perform any of LESSOR's obligations under the Government Lease Documents, except to the extent the any of them acquires the LESSOR's interest in the Project and succeeds to LESSOR's interest as "Lessor" under the Government Lease Documents or such liability or obligations are expressly assumed by any of them in writing.

                 3.       Other Rights and Obligations of the Parties.

                          (a)(i)  GOVERNMENT agrees to accept, performance of
and compliance by the TRUSTEE with any term, covenant, agreement, provision, condition or limitation on LESSOR's part to be kept, performed or observed by it under the Government Lease Documents, in the place and stead of LESSOR and upon the same terms and conditions as are applicable to LESSOR except as expressly modified herein. Nothing contained in this paragraph shall relieve Lessor of any of its obligations as "Lessor" under the Government Lease Documents.

                          (a)(ii) Upon giving LESSOR any notice of default
under the Government Lease Documents, or notice of the termination of any of said documents, GOVERNMENT shall furnish a copy of such notice to the TRUSTEE, at the address and in the manner specified in Section 6 below. No notice of default or termination shall be deemed to be legally effective unless and until such notice shall have been given to the TRUSTEE in the manner provided in this Agreement.

                          (a)(iii) The TRUSTEE may, at its option, remedy any
default under the Government Lease Documents or cause the same to be remedied within the time period set forth in the next following sentence. Such right to remedy shall include, to the extent necessary, the right to remedy defaults within the time period for cure provided to LESSOR under the Government Lease Documents, plus an additional thirty (30) days, provided, however, that so long as any such default is reasonably capable of being cured and the GOVERNMENT agrees that a cure is being diligently prosecuted by the TRUSTEE, such thirty
(30) day additional cure period shall be extended for so long as the TRUSTEE continues to diligently prosecute same.

                          (a)(iv) Notwithstanding the time limits set forth in
Section 3(a)(iii) above, the TRUSTEE shall have the right to extend the period of time to cure any default under the Government Lease Documents for such additional period as, in good faith would enable the TRUSTEE to institute foreclosure proceedings, appoint a receiver, acquire by foreclosure LESSOR's interests under the Government Lease Documents and in the Project, remove LESSOR from the Project, and acquire possession of the Project. It is also agreed that, if by reason of a bankruptcy, insolvency or similar legal proceeding, or by reason of any other judicial order or legislative enactment, the TRUST, TRUSTEE or TRUSTEE is stayed from commencing or continuing any such proceedings, then the TRUSTEE shall be deemed to be diligently prosecuting such foreclosure proceedings so long as it is in good faith diligently attempting to obtain relief from any such stay.

                          (a)(v)  GOVERNMENT hereby consents to and approves
the re-assignment pursuant to the Assignment of Claims Act of 1940, as amended, to the TRUSTEE of LESSOR's right to receive the rent and all other amounts payable under the Government Lease Documents by GOVERNMENT and acknowledges and agrees that GOVERNMENT shall pay to the TRUSTEE, instead of to LESSOR (or the Existing Loan Trustee), all rent and other payments coming due under the Government Lease Documents (in accordance with the applicable provisions of the Government Lease Documents).

                          (b)     Upon the occurrence of an event of default
under the terms of the Existing Loan, and the continuance thereof after the giving of all required notices and the expiration of all applicable cure periods the parties hereto agree as follows:

                          (b)(i)  Provided the obligations under the Government
Lease Documents are performed, GOVERNMENT agrees that its obligation to make any and all payments of rent and other amounts due under the Government Lease Documents as provided under Paragraph 3 or any other provision of the Government Lease Documents will not be affected by the Existing Loan being declared in default or by any foreclosure action with respect to the Project.

                          (b)(ii) The TRUSTEE may declare the total
indebtedness due by LESSOR to the TRUST immediately due and payable without in any way effecting any of the rights or obligations of the Government under the Government Lease Documents.

                          (b)(iii) If the TRUSTEE so elects, it may perform or
cause its nominee to perform the obligations of LESSOR contained in the Government Lease Documents and exercise the rights of LESSOR therein contained as fully as could LESSOR itself. In such event (x) the TRUSTEE and GOVERNMENT shall agree to such extensions of the time reasonably necessary (subject to the Government's urgent need for habitable units in good repair) for the performance of LESSOR's obligations under the Government Lease Documents (provided, however, that GOVERNMENT shall be under no obligation to grant any such extension unless and until the TRUSTEE shall notify GOVERNMENT in writing of its intent to perform or have its nominee perform all obligations of

LESSOR under the Government Lease Documents which are capable of performance), and (y) GOVERNMENT shall recognize the TRUSTEE or its nominee or affiliates as the "Lessor" under the Government Lease Documents.

                          (c)     If any purchaser, including the TRUSTEE or
the TRUST or its nominee or affiliate, shall authorize the Project (a) upon any foreclosure of the mortgage securing the Existing Loan, or (b) by deed in lieu of foreclosure of the mortgage securing the Existing Loan (such purchaser at such foreclosure sale or such grantee named in such deed in lieu of foreclosure being hereinafter referred to as the "Subsequent Owner"), GOVERNMENT shall recognize the Subsequent Owner as "Lessor" under the terms of the Government Lease Documents, subject to the terms and provisions of the Government Lease Documents regarding the management and operation of the Project, and provided that the Subsequent Owner shall cure all material defaults by LESSOR under the Government Lease Documents, and shall perform all obligations of LESSOR thereunder which are capable of being performed. GOVERNMENT and the Subsequent Owner shall execute such revisions to the Government Lease Documents or such other documents as shall be necessary to evidence the foregoing relationship. Notwithstanding the foregoing, the GOVERNMENT shall be under no obligation to modify any term of the Government Lease Documents except to recognize the Subsequent Owner as the lessor under the Government Lease Documents. The interests of the LESSOR so acquired shall not merge with the mortgage securing the Existing Loan and the same shall remain in full force and effect until the Existing Loan has been repaid in full.

                 4.       Additional Documents.

                          Promptly upon the request of one party to another,
each party hereto shall duly execute and deliver any additional documents, instruments and agreements, in a form reasonably acceptable to the executing party, and shall take or cause to be taken such further action (including the making of filings), which are reasonably necessary or desirable in connection with the consummation of the transactions contemplated herein so long as such documents do not prejudice any right of the Government under the Government Lease Documents. The cost of recording any such document shall be the responsibility of the party requesting such recordation.

                 5.       Term and Provisions of Government Lease Documents.

                          At the special request of the TRUSTEE, GOVERNMENT
hereby confirms and certifies as follows:

                          (a)     Assignment.

                          (i)     In the event GOVERNMENT shall assign the
Government Lease Documents or sublet all or any part of the Project, such assignment or subletting shall not relieve GOVERNMENT of its liabilities or obligations under the Government Lease Documents.

                          (ii)    The GOVERNMENT hereby approves of LESSOR as
the transferee of the Project.

                          (b)     Mortgage.

                          (i)     The Government hereby approves the Existing
Loan and the transactions described in Paragraphs C and D of this Agreement for the purposes of Article IX of the Government Loan Documents. The foregoing limitation does not apply in the event of an occurrence covered by the provisions of Article VI of the Government Lease Documents.

                          (ii)    The GOVERNMENT hereby agrees that the TRUSTEE
shall be entitled to the notices contemplated by Article A of the Government Lease Documents.

                          (c)     Right of First Refusal.

                          (i)     The GOVERNMENT hereby waives its Right of
First Refusal set forth in Paragraph V of the Government Lease Documents with respect to the acquisition of the Project by LESSOR.

                          (ii)    The GOVERNMENT shall not interfere with any
foreclosure, deed in lieu of foreclosure or other similar transaction, and the Right of First Refusal granted to GOVERNMENT with respect to a bona fide, voluntary sale of the Project shall not be applicable to any such transaction. Such Right of First Refusal, however, shall be applicable in accordance with its terms to any bona fide, voluntary sale of the Project by a third party who acquires the Project from the TRUSTEE, TRUST or any of their affiliates or is the purchaser at foreclosure. This is in confirmation of the rights set forth in the Government Lease Documents.

                          (d)     Amendment of Government Lease Documents.
Government will not materially amend any of the Government Lease Documents without the prior written consent of TRUSTEE, as required by Article XV paragraph A, subparagraph 3 of the Government Lease Documents.

                 6.       Notices.

                          All notices, demands, certificates, requests or other
communications which may be or are required hereunder shall be given in writing and shall be deemed sufficiently given when (i) personally delivered, (ii) delivered by telefax, (iii) delivered by overnight commercial courier, or (iv) three (3) days after the date when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

To LESSOR:                        U.S. National Housing, L.L.C.
                                  937 Harvard Avenue East
                                  Seattle, Washington 98102
                                  Attention: Richard W. Fischer

with a copy to:                   Reid & Priest LLP
                                  40 West 57th Street
                                  New York, New York 10019
                                  Attention: Edward J. Martin

To the TRUSTEE:

                                  Attention:

To GOVERNMENT:                    Contracting Officer
                                  27th Contracting Squadron COC
                                  100 North Torch Blvd.
                                  Canon Air Force Base
                                  New Mexico  88103-5331

with a copy to:

                                  Attention:

To LENDER:


with a copy to:


Each party hereto may designate by notice in writing any different address to which subsequent notice, demands, certificates, requests or other communications shall be sent.

                 7.       Binding Effect; Successors.

                          Subject to any provisions hereof, or of the
Government Lease Documents restricting assignment, this Agreement shall be binding upon and inure to the benefit of GOVERNMENT, the TRUSTEE, the LENDER and LESSOR and their respective successors and assigns.

                 8.       Government's Rent Payment Obligations.

                          As provided in Article IV, Paragraph F of the
Government Lease Documents, the GOVERNMENT's obligations to make any payments under said Article are such to the availability of appropriations for that purpose in any fiscal year.

                 9.       Entire Agreement.

                          This Agreement constitutes the entire agreement among
the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

                 10.      Amendments.

                          No amendment or modification to, or extension or
waiver of, any provision of, or consent provided under, this Agreement shall be valid unless such amendment, modification, extension, waiver or consent is in writing and executed by the parties against whom enforcement of the amendment, modification, extension, waiver or consent is sought.

                 11.      Severability.

                          If any clause or provision contained in this
Agreement operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

                 12.      Governing Law.

                          This Agreement, the rights and obligations of the
parties hereto and any claims or disputes relating hereto, and any claims or disputes relating thereto shall be governed by and construed under Federal law and regulation to the extent applicable, and the laws of the State of (but not including the choice of law rules thereof), to the extent Federal law is not applicable.

                 13.      No Partnership.

                          Nothing contained in this Agreement shall be deemed
(or construed) to constitute a partnership or joint venture among any one of the GOVERNMENT, the TRUST, the LENDER, the TRUSTEE and LESSOR.

                 14.      Counterparts.

                          This Agreement may be executed in several
counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

                                        U.S. NATIONAL HOUSING L.L.C.


                                        By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------

                                        Name:
                                             ----------------------------------


                                        [TRUSTEE]

                                        By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------

                                        Name:
                                             ----------------------------------


                                        MCM FINANCE CORPORATION


                                        By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------

                                        Name:
                                             ----------------------------------

                                       THE UNITED STATES OF AMERICA


                                       By:
                                          -------------------------------------
                                                Contracting Officer
                                                Canon Air Force Base
                                                New Mexico

                                                                    Attachment D
                        NOTICE OF RE-ASSIGNMENT OF RENTS

         To:     ____________________ Contracting Officer.

                 This Notice of Re-Assignment of Rents has reference to that certain Lease (the "Lease") No. F2960591C0007 dated July 29, 1993, entered into between Portales 801, Inc. and the United States of America, acting by and through the Office of the Contracting Officer, Canon Air Force Base, New Mexico (the "Government"), pursuant to which the Government has leased certain real property, and all of the improvements located thereon, which include, but are not limited to 150 residential housing units, located in the City of Portales, Roosevelt County, New Mexico.

                 Moneys due or to become due under the described above were originally assigned to MCM Finance Corporation under the provisions of the Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15 (the "Act") and have subsequently been re-assigned to MCM Deposit Corp. III and then to the undersigned also, in each case, under the provisions of the Act. A true copy of the instrument of re-assignment executed on ________________, 1996 is attached to this original notice.

                 All payments due or to become due under the Lease from and after the date of this Notice of Re- Assignment shall be made to ____________________ by wire transfer as follows:


                 ---------------------------------------------

                 ---------------------------------------------

                 ---------------------------------------------


                 Please return to the undersigned the three copies of this notice with appropriate notations showing the date and hour of receipt on behalf of the addressee.

                                       ----------------------------------------

                                       By:
                                           ------------------------------------
                                       Title:
                                              ---------------------------------

                                 ACKNOWLEDGMENT

                 Receipt is acknowledged of the above Notice of Re-Assignment of Rents and of a copy of the attached instrument of re-assignment. They were received at _____ (am.)(p.m.) on ______________, 1996.


                                       -----------------------------------------
                                       Contracting Officer
                                       Canon Air Force Base
                                       New Mexico

                              ESTOPPEL CERTIFICATE


                            LEASE AGREEMENT BETWEEN
                            FT. BRAGG 801, INC. AND
                          THE UNITED STATES OF AMERICA


         The undersigned, acting by and through the US Army Engineer District, Savannah (hereafter referred to as "Government"), under a certain Lease dated November 16, 1993, and any amendments thereto (hereafter referred to as the "Lease"), entered into with Ft. Bragg 801, Inc., as landlord (hereafter referred to as "Lessor"), for certain land and the improvements located thereon as specifically described in the Lease (hereinafter referred to as the "Demised Premises"), and situated in McLauchlin Township, Hoke County, North Carolina, hereby certifies to U.S. National Housing L.L.C. (hereinafter referred to as "Purchaser"), a prospective purchaser of the Demised Premises and to ___________________ as Trustee (hereinafter referred to as "Trustee") and their respective successors and assigns that:

         1. The Lease is currently in full force and effect. The term of the Lease commenced on November 1, 1993, and shall expire on October 31, 2013, unless sooner terminated or extended in accordance with the terms of the Lease. A true, correct and complete copy of the Lease and all amendments, modifications and Supplemental Lease Agreements thereto is attached to this Estoppel certificate as Attachment A, and there has been no other amendment or modification of any kind or nature varying the stated terms and conditions thereof.

         2. The Government accepted final possession of the Demised Premises on ____________ and the time period for determination of rent increases or decreases by reason of increases or decreases in the real property taxes or insurance for the Demised Premises shall be the time period of ____________. All items of an executory nature relating to the construction and delivery of the Demised Premises for final acceptance by the Government have been completed under the terms of the Lease, any and all improvements thereon or thereto required to be made by the Lessor have been completed in accordance with applicable plans and specifications and the term of the Lease has commenced.

         3. The Demised Premises consist of 300 residential housing units (the "Units").

         4. As of the date of this Estoppel Certificate the rent payable under the Lease is $_________ per year and $__________ per month, payable monthly in arrears, representing original rent of $1,587,369 per year and $132,280.75 per month, as adjusted for increases or decreases in insurance premiums and real property taxes as follows:

                 Real property taxes $________:

                 Insurance premiums: $_______.

         5. The Government represents that all rents and other amounts due and payable under the Lease by the Government have been paid currently in accordance with the terms and requirements of the Lease. No rent or other amounts due under the Lease have been prepaid.

         6. The Government has not given the Lessor any notice of a default on the part of the Lessor under the Lease which has not been cured except as may be specifically identified by the Government on Attachment B hereto. Further, the Government, as of the date hereof, is aware of no default by the Lessor under the Lease or any defense to the Government's obligations under the Lease and of no charge, lien, claim or offset against Lessor under the Lease or otherwise or against rents or other amounts due or to become due under the Lease except as may be specifically identified by the Government on Attachment B hereto. This paragraph shall in no way be construed as a waiver of the Lessor's obligations to maintain the property and correct deficiencies with respect thereto as required by the Lease.

         7. The Government represents that it is not in default in the performance of any of its obligations under the Lease, and no notice has been received by the Government of a default by the Government under the Lease which has not been cured.

         8. The Lessor is not holding a security deposit for the performance of the Government's obligations under the Lease.

         9. The Government, upon receipt of a copy of the Estoppel Certificate Agreement in the form attached to this Estoppel Certificate as Attachment C, which has been signed by the Lessor and the Trustee, will sign and execute such document to evidence its agreement with, and intent to be bound by the terms thereof, having read and agreed to the terms of such document prior to its execution of this Estoppel Certificate.

         10. Upon receipt of the notice from the Trustee in the form attached hereto as Attachment D duly and properly executed, which the Trustee intends to provide to the Government on or before ________________, the Government shall make any and all payments of rent and other amounts due or thereafter becoming due under the Lease directly to the Trustee or as directed by the Trustee pursuant to and in accordance with the Assignment of Claims Act, as amended (31 U.S.C. Sec. 3727, 41 U.S.C. Sec.15, 48 CFR 42.1204).

         11. It is understood that the Purchaser and the Trustee are specifically relying on the covenants and representations made by the Government in this Estoppel Certificate in acquiring the Demised Premises and agreeing to advance the proceeds of a loan and that they have a right to rely thereon and are the intended beneficiaries of this Estoppel Certificate.


---------------------------------      -----------------------------------------
                                       Date


Director, Real Estate Division,
US Army Engineer District,
Savannah, Georgia


Attachment A:    Lease
Attachment B:    Defaults
Attachment C:    Estoppel Certificates
Attachment D:    Notice

                                  Attachment A

                                     Lease

                                  Attachment B

                                    Defaults

                                                                    Attachment C

                         ESTOPPEL CERTIFICATE AGREEMENT


                 This ESTOPPEL CERTIFICATE AGREEMENT is made and entered into this _____ day of __________, 1996 by and among U.S. National Housing, L.L.C., an Alaska limited liability company (referred to herein as "LESSOR"), _____________________, as Trustee (referred to herein as the "TRUSTEE") of
___________________________ Trust, and its successors and assigns (referred to herein as the "TRUST"), MCM Finance Corporation, a Delaware corporation (referred to herein as "LENDER") and the United States of America, acting by and through the US Army Engineer District, Savannah, Georgia (referred to herein as "GOVERNMENT").

                                   RECITALS:

                 A. LESSOR has acquired title to certain improved real property located in McLauchlin Township, Hoke County, North Carolina and which is more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Land").

                 B. GOVERNMENT and LESSOR'S predecessor in title have entered into that certain Lease Agreement dated October 12, 1993, as amended, (the documents comprising the lease being herein referred to collectively as the "Government Lease Documents"), pursuant to which GOVERNMENT has agreed to lease the Land and all improvements thereon, which include, among other things, 300 residential housing units (the "Project").

                 C. LENDER and LESSOR have entered into a loan agreement which provides for the issuance of LESSOR's note in the principal amount of $___________ (the "Existing Loan") secured by a mortgage or deed of trust on the Project and other collateral security which includes an assignment of rentals under the Government Lease Documents to LENDER (collectively the "Collateral Security").

                 D. The Collateral Security has been, or will be, assigned by LENDER to MCM Deposit Corp. III which, in turn, has assigned, or will assign the Collateral Security to Trustee, in trust, in connection with the issuance by the Trustee of "Pass Through Certificates" in a maximum face amount of $_____________, the repayment of which will be secured by, among other things, the Collateral Security including the rents and other amounts payable by GOVERNMENT to LESSOR under the Government Lease Documents. Proceeds of the sale of the Pass Through Certificates have provided, or will provide, funds for purchase of the Existing Loan from Lender. In connection with the issuance of the Pass Through Certificates, accommodations have been, will be, or made to the LESSOR and substantial reserves and reserve accounts for the maintenance and operation of the Project will be established. LENDER will provide servicing assistance to the TRUSTEE in connection with servicing the Existing Loan.

                 E. The parties hereto desire to set forth their agreements and understandings with respect to the rights and obligations of the parties in the event of a default by LESSOR and in certain other instances under the Existing Loan and the Government Lease Documents.

                 NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which each of the parties hereto does hereby acknowledge, the parties hereto do hereby agree as follows:

                 1.       Priorities of Agreements.

                 Priorities with respect to title in the Land with respect to the Existing Loan and the Government Lease Documents have been established prior to the date hereof by recordation, and the new financial arrangements described herein shall have the same priority as the Existing Loan. This Agreement shall not operate to adversely or otherwise effect any right of GOVERNMENT or LESSOR under the Government Lease Documents or disturb GOVERNMENT's possession of the Project, except as expressly set forth herein.

                 2.       Default and Foreclosure.

                 If the TRUSTEE, or any affiliate of the TRUSTEE, or any purchaser at foreclosure of the Existing Loan shall acquire the LESSOR's interest in the Project by virtue of the default by LESSOR under the Existing Loan or the new financial arrangements described herein or otherwise, the Government Lease Documents shall continue in full force and effect so long as the TRUSTEE, its affiliate or the purchaser at foreclosure, as the case may be, is not in material default under the Government Lease Documents. The TRUSTEE, its affiliate or the purchaser at foreclosure, as the case may be, may not appoint an agent or nominee to operate the Project on its behalf without obtaining the prior written approval of the GOVERNMENT's designated representative, such approval not to be unreasonably withheld so long as such proposed agent/nominee has experience/expertise in management and operation of residential housing as determined acceptable by the Government. For the period of time during which the TRUSTEE, its affiliate or the purchaser at foreclosure holds the LESSOR's interest in the Project, the TRUSTEE, its affiliate or the purchaser at foreclosure shall become liable and fully bound by the provisions of the Government Lease Documents. Nothing contained in this Agreement shall
(i) relieve LESSOR from any of its obligations as the "Lessor" under the Government Lease Documents, or (ii) impose any liability on the TRUST or TRUSTEE to perform any of LESSOR's obligations under the Government Lease Documents, except to the extent the any of them acquires the LESSOR's interest in the Project and succeeds to LESSOR's interest as "Lessor" under the Government Lease Documents or such liability or obligations are expressly assumed by any of them in writing.

                 3.       Other Rights and Obligations of the Parties.

                          (a)(i)  GOVERNMENT agrees to accept, performance of
and compliance by the TRUSTEE with any term, covenant, agreement, provision, condition or limitation on LESSOR's part to be kept, performed or observed by it under the Government Lease Documents, in the place and stead of LESSOR and upon the same terms and conditions as are applicable to LESSOR except as expressly modified herein. Nothing contained in this paragraph shall relieve Lessor of any of its obligations as "Lessor" under the Government Lease Documents.

                          (a)(ii) Upon giving LESSOR any notice of default
under the Government Lease Documents, or notice of the termination of any of said documents, GOVERNMENT shall furnish a copy of such notice to the TRUSTEE, at the address and in the manner specified in Section 6 below. No notice of default or termination shall be deemed to be legally effective unless and until such notice shall have been given to the TRUSTEE in the manner provided in this Agreement.

                          (a)(iii) The TRUSTEE may, at its option, remedy any
default under the Government Lease Documents or cause the same to be remedied within the time period set forth in the next following sentence. Such right to remedy shall include, to the extent necessary, the right to remedy defaults within the time period for cure provided to LESSOR under the Government Lease Documents, plus an additional thirty (30) days, provided, however, that so long as any such default is reasonably capable of being cured and the GOVERNMENT agrees that a cure is being diligently prosecuted by the TRUSTEE, such thirty
(30) day additional cure period shall be extended for so long as the TRUSTEE continues to diligently prosecute same.

                          (a)(iv) Notwithstanding the time limits set forth in
Section 3(a)(iii) above, the TRUSTEE shall have the right to extend the period of time to cure any default under the Government Lease Documents for such additional period as, in good faith would enable the TRUSTEE to institute foreclosure proceedings, appoint a receiver, acquire by foreclosure LESSOR's interests under the Government Lease Documents and in the Project, remove LESSOR from the Project, and acquire possession of the Project. It is also agreed that, if by reason of a bankruptcy, insolvency or similar legal proceeding, or by reason of any other judicial order or legislative enactment, the TRUST, TRUSTEE or TRUSTEE is stayed from commencing or continuing any such proceedings, then the TRUSTEE shall be deemed to be diligently prosecuting such foreclosure proceedings so long as it is in good faith diligently attempting to obtain relief from any such stay.

                          (a)(v)  GOVERNMENT hereby consents to and approves
the re-assignment pursuant to the Assignment of Claims Act of 1940, as amended, to the TRUSTEE of LESSOR's right to receive the rent and all other amounts payable under the Government Lease Documents by GOVERNMENT and acknowledges and agrees that GOVERNMENT shall pay to the TRUSTEE, instead of to LESSOR (or the Existing Loan Trustee), all rent and other payments coming due under the Government Lease Documents (in accordance with the applicable provisions of the Government Lease Documents).

                 (b) Upon the occurrence of an event of default under the terms of the Existing Loan, and the continuance thereof after the giving of all required notices and the expiration of all applicable cure periods the parties hereto agree as follows:

                          (b)(i)  Provided the obligations under the Government
Lease Documents are performed, GOVERNMENT agrees that its obligation to melee any and all payments of rent and other amounts due under the Government Lease Documents as provided under Paragraph 3 or any other provision of the Government Lease Documents will not be affected by the Existing Loan being declared in default or by any foreclosure action with respect to the Project.

                          (b)(ii) The TRUSTEE may declare the total
indebtedness due by LESSOR to the TRUST immediately due and payable without in any way effecting any of the rights or obligations of the Government under the Government Lease Documents.

                          (b)(iii) If the TRUSTEE so elects, it may
perform or cause its nominee to perform the obligations of LESSOR captained in the Government Lease Documents and exercise the rights of LESSOR therein contained as fully as could LESSOR itself. In such event (x) the TRUSTEE and GOVERNMENT shall agree to such extensions of the time reasonably necessary (subject to the Government's urgent need for habitable units in good repair) for the performance of LESSOR's obligations under the Government Lease Documents (provided, however, that GOVERNMENT shall be under no obligation to grant any such extension unless and until the TRUSTEE shall notify GOVERNMENT in writing of its intent to perform or have its nominee performing all obligations of LESSOR under the Government Lease Documents which are capable of performance), and (y) GOVERNMENT shall recognize the TRUSTEE or its nominee or affiliates as the "Lessor" under the Government Lease Documents.

                 (c) If any purchaser, including the TRUSTEE or the TRUST or its nominee or affiliate, shall authorize the Project (a) upon any foreclosure of the mortgage securing the Existing Loan, or (b) by deed in lieu of foreclosure of the mortgage securing the Existing Loan (such purchaser at such foreclosure sale or such grantee named in such deed in lieu of foreclosure being hereinafter referred to as the "Subsequent Owner"), GOVERNMENT shall recognize the Subsequent Owner as "Lessor" under the terms of the Government Lease Documents, subject to the terms and provisions of the Government Lease Documents regarding the management and operation of the Project, and provided that the Subsequent Owner shall cure all material defaults by LESSOR under the Government Lease Documents, and shall perform all obligations of LESSOR thereunder which are capable of being performed. GOVERNMENT and the Subsequent Owner shall execute such revisions to the Government Lease Documents or such other documents as shall be necessary to evidence the foregoing relationship. Notwithstanding the foregoing, the GOVERNMENT shall be under no obligation to modify any term of the Government Lease Documents except to recognize the Subsequent Owner as the lessor under the Government Lease Documents. The interests of the LESSOR so acquired shall not merge with the mortgage securing the Existing Loan and the same shall remain in full force and effect until the Existing Loan has been repaid in full.

                 4.       Additional Documents.

                          Promptly upon the request of one party to another,
each party hereto shall duly execute and deliver any additional documents, instruments and agreements, in a form reasonably acceptable to the executing party, and shall take or cause to be taken such further action (including the making of filings), which are reasonably necessary or desirable in connection with the consummation of the transactions contemplated herein so long as such documents do not prejudice any right of the Government under the Government Lease Documents. The cost of recording any such document shall be the responsibility of the party requesting such recordation.

                 5.       Term and Provisions of Government Lease Documents.

                 At the special request of the TRUSTEE, GOVERNMENT hereby confirms and certifies as follows:

                          (a)     Assignment.

                                  (i)      In the event GOVERNMENT shall assign
the Government Lease Documents or sublet all or any part of the Project, such assignment or subletting shall not relieve GOVERNMENT of its liabilities or obligations under the Government Lease Documents.

                                  (ii)     The GOVERNMENT hereby approves of
LESSOR as the transferee of the Project.

                          (b)     Mortgage.

                                  (i)      The Government hereby approves the
Existing Loan and the transactions described in Paragraphs C and D of this Agreement for the purposes of Article XIV of the Government Loan Documents. The foregoing limitation does not apply in the event of an occurrence covered by the provisions of Article X of the Government Lease Documents.

                                  (ii)     The GOVERNMENT hereby agrees that
the TRUSTEE shall be entitled to the notices contemplated by Article A of the Government Lease Documents.

                          (c)     Right of First Refusal.

                                  (i)      The GOVERNMENT hereby waives its
Right of First Refusal set forth in Paragraph V of the Government Lease Documents with respect to the acquisition of the Project by LESSOR.

                                  (ii)     The GOVERNMENT shall not interfere
with any foreclosure, deed in lieu of foreclosure or other similar transaction, and the Right of First Refusal granted to GOVERNMENT with respect to a bona fide, voluntary sale of the Project shall not be applicable to any such transaction. Such Right of First Refusal, however, shall be applicable in accordance with its terms to any bona fide, voluntary sale of the Project by a third party who acquires the Project from the TRUSTEE, TRUST or any of their affiliates or is the purchaser at foreclosure. This is in confirmation of the rights set forth in the Government Lease Documents.

                          (d)     Amendment of Government Lease Documents.

                          Government will not materially amend any of the
Government Lease Documents without the prior written consent of TRUSTEE, as required by Article X, paragraph A, subparagraph 3 of the Government Lease Documents.

                 6.       Notices.

                          All notices, demands, certificates, requests or other
communications which may be or are required hereunder shall be given in writing and shall be deemed sufficiently given when (i) personally delivered, (ii) delivered by telefax, (iii) delivered by overnight commercial courier, or (iv) three (3) days after the date when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

To LESSOR:                        U.S. National Housing, L.L.C.
                                  937 Harvard Avenue East
                                  Seattle, Washington 98102
                                  Attention: Richard W. Fischer

with a copy to:                   Reid & Priest LLP
                                  40 West 57th Street
                                  New York, New York 10019
                                  Attention: Edward J. Martin

To the TRUSTEE:



                                  Attention:

To GOVERNMENT:                    U.S. Army Engineer District
                                  Savannah, Georgia  31402-0889
                                  Attention:  Commander

with a copy to:


                                  Attention:

To LENDER:


with a copy to:


Each party hereto may designate by notice in writing any different address to which subsequent notice, demands, certificates, requests or other communications shall be sent.

                 7.       Binding Effect: Successors.

                 Subject to any provisions hereof, or of the Government Lease Documents restricting assignment, this Agreement shall be binding upon and inure to the benefit of GOVERNMENT, the TRUSTEE, the LENDER and LESSOR and their respective successors and assigns.

                 8.       Government's Rent Payment Obligations.

                 As provided in Article IV, Paragraph E of the Government Lease Documents, the GOVERNMENT's obligations to make any payments under said Article are such to the availability of appropriations for that purpose in any fiscal year.

                 9.       Entire Agreement.

                 This Agreement constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

                 10.      Amendments.

                 No amendment or modification to, or extension or waiver of, any provision of, or consent provided under, this Agreement shall be valid unless such amendment, modification, extension, waiver or consent is in writing and executed by the parties against whom enforcement of the amendment, modification, extension, waiver or consent is sought.


                 11.      Severability.

                 If any clause or provision contained in this Agreement operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

                 12.      Governing Law.

                 This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating hereto, and any claims or disputes relating thereto shall be governed by and construed under Federal law and regulation to the extent applicable, and the laws of the State of (but not including the choice of law rules thereof), to the extent Federal law is not applicable.

                 13.      No Partnership.

                 Nothing contained in this Agreement shall be deemed (or construed) to constitute a partnership or joint venture among any one of the GOVERNMENT, the TRUST, the LENDER the TRUSTEE and LESSOR.

                 14.      Counterparts.

                 This Agreement may be executed in several counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

                                       U.S. NATIONAL HOUSING L.L.C.


                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------

                                       Name:
                                            ----------------------------------

                                       [TRUSTEE]

                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------

                                       Name:
                                            ----------------------------------

                                       MCM FINANCE CORPORATION


                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------

                                       Name:
                                            ----------------------------------

                                       THE UNITED STATES OF AMERICA


                                       By:
                                          -------------------------------------
                                                Chief, Real Estate Division,
                                                US Army Engineer District,
                                                Savannah, Georgia

                                                                    Attachment D

                        NOTICE OF RE-ASSIGNMENT OF RENTS


         To:     ____________________ Contracting Officer.

                 This Notice of Re-Assignment of Rents has reference to that certain Lease (the "Lease") No. N62467-94-RP-00001 dated October 12, 1993, entered into between Pensacola 801, Inc. and the United States of America, acting by and through the Southern Division, Naval Facilities Engineering Carurnand, Charleston, South Carolina Georgia (the "Government"), pursuant to which the Government has leased certain real property, and all of the improvements located thereon, which include, but are not limited to 300 residential housing units, located in the City of Pensacola, Escambia County, Florida.

                 Moneys due or to become due under the described above were originally assigned to MCM Finance Corporation under the provisions of the Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15 (the "Act") and have subsequently been re-assigned to MCM Deposit Corp. III and then to the undersigned also, in each case, under the provisions of the Act. A true copy of the instrument of re-assignment executed on ________________, 1996 is attached to this original notice.

                 All payments due or to become due under the Lease from and after the date of this Notice of Re-Assignment shall be made to by wire transfer as follows:

                 ---------------------------------------------

                 ---------------------------------------------

                 ---------------------------------------------

                 Please return to the undersigned the three copies of this notice with appropriate notations showing the date and hour of receipt on behalf of the addressee.


                                       ----------------------------------------

                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------

                                 ACKNOWLEDGMENT

                 Receipt is acknowledged of the above Notice of Re-Assignment of Rents and of a copy of the attached instrument of re-assignment. They were received at _____ (am.)(p.m.) on ______________, 1996.


                        -------------------------------------------------------
                                                          , Contracting Officer
                        ----------------------------------
                        Chief, Real Estate Division
                        US Army Engineer District, Savannah, Georgia

                              ESTOPPEL CERTIFICATE


                            LEASE AGREEMENT BETWEEN
                            PENSACOLA 801, INC. AND
                          THE UNITED STATES OF AMERICA


         The undersigned, acting by and through the Southern Division, Naval Facilities Engineering Command, Charleston, South Carolina (hereafter referred to as "Government"), under a certain Lease dated October 12, 1993, and any amendments thereto (hereafter referred to as the "Lease"), entered into with Pensacola 801, Inc., as landlord (hereafter referred to as "Lessor"), for certain land and the improvements located thereon as specifically described in the Lease (hereinafter referred to as the "Demised Premises"), and situated in City of Pensacola, Escambia County, Florida hereby certifies to U.S. National Housing L.L.C. (hereinafter referred to as "Purchaser"), a prospective purchaser of the Demised Premises and to ___________________ as Trustee (hereinafter referred to as "Trustee") and their respective successors and assigns that:

         1. The Lease is currently in full force and effect. The term of the Lease commenced on October 12, 1993, and shall expire on October 11, 2013, unless sooner terminated or extended in accordance with the terms of the Lease. A true, correct and complete copy of the Lease and all amendments, modifications and Supplemental Lease Agreements thereto is attached to this Estoppel certificate as Attachment A, and there has been no other amendment or modification of any kind or nature varying the stated terms and conditions thereof.

         2. The Government accepted final possession of the Demised Premises on ____________ and the time period for determination of rent increases or decreases by reason of increases or decreases in the real property taxes or insurance for the Demised Premises shall be the time period of ____________. All items of an executory nature relating to the construction and delivery of the Demised Premises for final acceptance by the Government have been completed under the terms of the Lease, any and all improvements thereon or thereto required to be made by the Lessor have been completed in accordance with applicable plans and specifications and the term of the Lease has commenced.

         3. The Demised Premises consist of 300 residential housing units (the "Units").

         4. As of the date of this Estoppel Certificate the rent payable under the Lease is $_________ per year and $__________ per month, payable monthly in arrears, representing original rent of $2,316,744 per year and $193,062 per month, as adjusted by Consumer Price Index as follows: $_________ per year and $__________ per month and as further adjusted for increases or decreases in insurance premiums and real property taxes as follows:

                 Real property taxes $________:

                 Insurance premiums: $_______.

         5. The Government represents that all rents and other amounts due and payable under the Lease by the Government have been paid currently in accordance with the terms and requirements of the Lease. No rent or other amounts due under the Lease have been prepaid.

         6. The Government has not given the Lessor any notice of a default on the part of the Lessor under the Lease which has not been cured except as may be specifically identified by the Government on Attachment B hereto. Further, the Government, as of the date hereof, is aware of no default by the Lessor under the Lease or any defense to the Government's obligations under the Lease and of no charge, lien, claim or offset against Lessor under the Lease or otherwise or against rents or other amounts due or to become due under the Lease except as may be specifically identified by the Government on Attachment B hereto. This paragraph shall in no way be construed as a waiver of the Lessor's obligations to maintain the property and correct deficiencies with respect thereto as required by the Lease.

         7. The Government represents that it is not in default in the performance of any of its obligations under the Lease, and no notice has been received by the Government of a default by the Government under the Lease which has not been cured.

         8. The Lessor is not holding a security deposit for the performance of the Government's obligations under the Lease.

         9. The Government, upon receipt of a copy of the Estoppel Certificate Agreement in the form attached to this Estoppel Certificate as Attachment C, which has been signed by the Lessor and the Trustee, will sign and execute such document to evidence its agreement with, and intent to be bound by the terms thereof, having read and agreed to the terms of such document prior to its execution of this Estoppel Certificate.

         10. Upon receipt of the notice from the Trustee in the form attached hereto as Attachment D duly and properly executed, which the Trustee intends to provide to the Government on or before ________________, the Government shall make any and all payments of rent and other amounts due or thereafter becoming due under the Lease directly to the Trustee or as directed by the Trustee pursuant to and in accordance with the Assignment of Claims Act, as amended (31 U.S.C. Sec. 3727, 41 U.S.C. Sec.15, 48 CFR 42.1204).

         11. It is understood that the Purchaser and the Trustee are specifically relying on the covenants and representations made by the Government in this Estoppel Certificate in acquiring the Demised Premises and agreeing to advance the proceeds of a loan and that they have a right to rely thereon and are the intended beneficiaries of this Estoppel Certificate.



---------------------------------------     ------------------------------------
                                            Date


Director, Real Estate Division,
Southern Division
Naval Facilities Engineering Command
Charleston, South Carolina


Attachment A:    Lease
Attachment B:    Defaults
Attachment C:    Estoppel Certificates
Attachment D:    Notice

                                  Attachment A

                                     Lease

                                  Attachment B

                                    Defaults

                                                                    Attachment C

                         ESTOPPEL CERTIFICATE AGREEMENT


                 This ESTOPPEL CERTIFICATE AGREEMENT is made and entered into this _____ day of __________, 1996 by and among U.S. National Housing, L.L.C., an Alaska limited liability company (referred to herein as "LESSOR"), _____________________, as Trustee (referred to herein as the "TRUSTEE") of
___________________________ Trust, and its successors and assigns (referred to herein as the "TRUST"), MCM Finance Corporation, a Delaware corporation (referred to herein as "LENDER") and the United States of America, acting by and through the Southern Division, Naval Facilities Engineering Command, Charleston, South Carolina (referred to herein as "GOVERNMENT").

                                   RECITALS:

                 A. LESSOR has acquired title to certain improved real property located in the City of Pensacola, Escambia County, Florida and which is more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Land").

                 B. GOVERNMENT and LESSOR'S predecessor in title have entered into that certain Lease Agreement dated October 12, 1993, as amended, (the documents comprising the lease being herein referred to collectively as the "Government Lease Documents"), pursuant to which GOVERNMENT has agreed to lease the Land and all improvements thereon, which include, among other things, 300 residential housing units (the "Project").

                 C. LENDER and LESSOR have entered into a loan agreement which provides for the issuance of LESSOR's note in the principal amount of $___________ (the "Existing Loan") secured by a mortgage or deed of trust on the Project and other collateral security which includes an assignment of rentals under the Government Lease Documents to LENDER (collectively the "Collateral Security").

                 D. The Collateral Security has been, or will be, assigned by LENDER to MCM Deposit Corp. III which, in turn, has assigned, or will assign the Collateral Security to Trustee, in trust, in connection with the issuance by the Trustee of "Pass Through Certificates" in a maximum face amount of $_____________, the repayment of which will be secured by, among other things, the Collateral Security including the rents and other amounts payable by GOVERNMENT to LESSOR under the Government Lease Documents. Proceeds of the sale of the Pass Through Certificates have provided, or will provide, funds for purchase of the Existing Loan from Lender. In connection with the issuance of the Pass Through Certificates, accommodations have been, will be, or made to the LESSOR and substantial reserves and reserve accounts for the maintenance and operation of the Project will be established. LENDER will provide servicing assistance to the TRUSTEE in connection with servicing the Existing Loan.

                 E. The parties hereto desire to set forth their agreements and understandings with respect to the rights and obligations of the parties in the event of a default by LESSOR and in certain other instances under the Existing Loan and the Government Lease Documents.

                 NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which each of the parties hereto does hereby acknowledge, the parties hereto do hereby agree as follows:

                 1.       Priorities of Agreements.

                 Priorities with respect to title in the Land with respect to the Existing Loan and the Government Lease Documents have been established prior to the date hereof by recordation, and the new financial arrangements described herein shall have the same priority as the Existing Loan. This Agreement shall not operate to adversely or otherwise effect any right of GOVERNMENT or

LESSOR under the Government Lease Documents or disturb GOVERNMENT's possession of the Project, except as expressly set forth herein.

                 2.       Default and Foreclosure.

                 If the TRUSTEE, or any affiliate of the TRUSTEE, or any purchaser at foreclosure of the Existing Loan shall acquire the LESSOR's interest in the Project by virtue of the default by LESSOR under the Existing Loan or the new financial arrangements described herein or otherwise, the Government Lease Documents shall continue in full force and effect so long as the TRUSTEE, its affiliate or the purchaser at foreclosure, as the case may be, is not in material default under the Government Lease Documents. The TRUSTEE, its affiliate or the purchaser at foreclosure, as the case may be, may not appoint an agent or nominee to operate the Project on its behalf without obtaining the prior written approval of the GOVERNMENT's designated representative, such approval not to be unreasonably withheld so long as such proposed agent/nominee has experience/expertise in management and operation of residential housing as determined acceptable by the Government. For the period of time during which the TRUSTEE, its affiliate or the purchaser at foreclosure holds the LESSOR's interest in the Project, the TRUSTEE, its affiliate or the purchaser at foreclosure shall become liable and fully bound by the provisions of the Government Lease Documents. Nothing contained in this Agreement shall
(i) relieve LESSOR from any of its obligations as the "Lessor" under the Government Lease Documents, or (ii) impose any liability on the TRUST or TRUSTEE to perform any of LESSOR's obligations under the Government Lease Documents, except to the extent the any of them acquires the LESSOR's interest in the Project and succeeds to LESSOR's interest as "Lessor" under the Government Lease Documents or such liability or obligations are expressly assumed by any of them in writing.

                 3.       Other Rights and Obligations of the Parties.

                          (a)(i)  GOVERNMENT agrees to accept, performance of
and compliance by the TRUSTEE with any term, covenant, agreement, provision, condition or limitation on LESSOR's part to be kept, performed or observed by it under the Government Lease Documents, in the place and stead of LESSOR and upon the same terms and conditions as are applicable to LESSOR except as expressly modified herein. Nothing contained in this paragraph shall relieve Lessor of any of its obligations as "Lessor" under the Government Lease Documents.

                          (a)(ii) Upon giving LESSOR any notice of default
under the Government Lease Documents, or notice of the termination of any of said documents, GOVERNMENT shall furnish a copy of such notice to the TRUSTEE, at the address and in the manner specified in Section 6 below. No notice of default or termination shall be deemed to be legally effective unless and until such notice shall have been given to the TRUSTEE in the manner provided in this Agreement.

                          (a)(iii) The TRUSTEE may, at its option, remedy
any default under the Government Lease Documents or cause the same to be remedied within the time period set forth in the next following sentence. Such right to remedy shall include, to the extent necessary, the right to remedy defaults within the time period for cure provided to LESSOR under the Government Lease Documents, plus an additional thirty (30) days, provided, however, that so long as any such default is reasonably capable of being cured and the GOVERNMENT agrees that a cure is being diligently prosecuted by the TRUSTEE, such thirty (30) day additional cure period shall be extended for so long as the TRUSTEE continues to diligently prosecute same.

                          (a)(iv) Notwithstanding the time limits set forth in
Section 3(a)(iii) above, the TRUSTEE shall have the right to extend the period of time to cure any default under the Government Lease Documents for such additional period as, in good faith would enable the TRUSTEE to institute foreclosure proceedings, appoint a receiver, acquire by foreclosure LESSOR's interests under the Government Lease Documents and in the Project, remove LESSOR from the Project, and acquire possession of the Project. It is also agreed that, if by reason of a bankruptcy, insolvency or similar legal proceeding, or by reason of any other judicial order or legislative enactment, the TRUST, TRUSTEE or TRUSTEE is stayed from commencing or continuing any such proceedings, then the

TRUSTEE shall be deemed to be diligently prosecuting such foreclosure proceedings so long as it is in good faith diligently attempting to obtain relief from any such stay.

                          (a)(v)  GOVERNMENT hereby consents to and approves
the re-assignment pursuant to the Assignment of Claims Act of 1940, as amended, to the TRUSTEE of LESSOR's right to receive the rent and all other amounts payable under the Government Lease Documents by GOVERNMENT and acknowledges and agrees that GOVERNMENT shall pay to the TRUSTEE, instead of to LESSOR (or the Existing Loan Trustee), all rent and other payments coming due under the Government Lease Documents (in accordance with the applicable provisions of the Government Lease Documents).

                 (b) Upon the occurrence of an event of default under the terms of the Existing Loan, and the continuance thereof after the giving of all required notices and the expiration of all applicable cure periods the parties hereto agree as follows:

                          (b)(i)  Provided the obligations under the Government
Lease Documents are performed, GOVERNMENT agrees that its obligation to melee any and all payments of rent and other amounts due under the Government Lease Documents as provided under Paragraph 3 or any other provision of the Government Lease Documents will not be affected by the Existing Loan being declared in default or by any foreclosure action with respect to the Project.

                          (b)(ii) The TRUSTEE may declare the total
indebtedness due by LESSOR to the TRUST immediately due and payable without in any way effecting any of the rights or obligations of the Government under the Government Lease Documents.

                          (b)(iii) If the TRUSTEE so elects, it may perform
or cause its nominee to perform the obligations of LESSOR captained in the Government Lease Documents and exercise the rights of LESSOR therein contained as fully as could LESSOR itself. In such event (x) the TRUSTEE and GOVERNMENT shall agree to such extensions of the time reasonably necessary (subject to the Government's urgent need for habitable units in good repair) for the performance of LESSOR's obligations under the Government Lease Documents (provided, however, that GOVERNMENT shall be under no obligation to grant any such extension unless and until the TRUSTEE shall notify GOVERNMENT in writing of its intent to perform or have its nominee performing all obligations of LESSOR under the Government Lease Documents which are capable of performance), and (y) GOVERNMENT shall recognize the TRUSTEE or its nominee or affiliates as the "Lessor" under the Government Lease Documents.

                 (c) If any purchaser, including the TRUSTEE or the TRUST or its nominee or affiliate, shall authorize the Project (a) upon any foreclosure of the mortgage securing the Existing Loan, or (b) by deed in lieu of foreclosure of the mortgage securing the Existing Loan (such purchaser at such foreclosure sale or such grantee named in such deed in lieu of foreclosure being hereinafter referred to as the "Subsequent Owner"), GOVERNMENT shall recognize the Subsequent Owner as "Lessor" under the terms of the Government Lease Documents, subject to the terms and provisions of the Government Lease Documents regarding the management and operation of the Project, and provided that the Subsequent Owner shall cure all material defaults by LESSOR under the Government Lease Documents, and shall perform all obligations of LESSOR thereunder which are capable of being performed. GOVERNMENT and the Subsequent Owner shall execute such revisions to the Government Lease Documents or such other documents as shall be necessary to evidence the foregoing relationship. Notwithstanding the foregoing, the GOVERNMENT shall be under no obligation to modify any term of the Government Lease Documents except to recognize the Subsequent Owner as the lessor under the Government Lease Documents. The interests of the LESSOR so acquired shall not merge with the mortgage securing the Existing Loan and the same shall remain in full force and effect until the Existing Loan has been repaid in full.

                 4.       Additional Documents.

                 Promptly upon the request of one party to another, each party hereto shall duly execute and deliver any additional documents, instruments and agreements, in a form reasonably acceptable to the executing party, and shall take or cause to be taken such further action (including the making of filings), which are reasonably necessary or desirable in connection with the consummation of the transactions contemplated herein so long as such documents do not prejudice any right of the Government under the Government Lease Documents. The cost of recording any such document shall be the responsibility of the party requesting such recordation.

                 5.       Term and Provisions of Government Lease Documents.

                 At the special request of the TRUSTEE, GOVERNMENT hereby confirms and certifies as follows:

                          (a)     Assignment.

                                  (i)      In the event GOVERNMENT shall assign
the Government Lease Documents or sublet all or any part of the Project, such assignment or subletting shall not relieve GOVERNMENT of its liabilities or obligations under the Government Lease Documents.

                                  (ii)     The GOVERNMENT hereby approves of
LESSOR as the transferee of the Project.

                          (b)     Mortgage.

                                  (i)      The Government hereby approves the
Existing Loan and the transactions described in Paragraphs C and D of this Agreement for the purposes of Article IX of the Government Loan Documents. The foregoing limitation does not apply in the event of an occurrence covered by the provisions of Article VI of the Government Lease Documents.

                                  (ii)     The GOVERNMENT hereby agrees that
the TRUSTEE shall be entitled to the notices contemplated by Article A of the Government Lease Documents.

                          (c)     Right of First Refusal.

                                  (i)      The GOVERNMENT hereby waives its
Right of First Refusal set forth in Paragraph IV of the Government Lease Documents with respect to the acquisition of the Project by LESSOR.

                                  (ii)     The GOVERNMENT shall not interfere
with any foreclosure, deed in lieu of foreclosure or other similar transaction, and the Right of First Refusal granted to GOVERNMENT with respect to a bona fide, voluntary sale of the Project shall not be applicable to any such transaction. Such Right of First Refusal, however, shall be applicable in accordance with its terms to any bona fide, voluntary sale of the Project by a third party who acquires the Project from the TRUSTEE, TRUST or any of their affiliates or is the purchaser at foreclosure. This is in confirmation of the rights set forth in the Government Lease Documents.

                         (d)      Amendment of Government Lease Documents.

                         Government will not materially amend any of the
Government Lease Documents without the prior written consent of TRUSTEE, as required by Article X, paragraph A, subparagraph 3 of the Government Lease Documents.

                 6.       Notices.

                 All notices, demands, certificates, requests or other communications which may be or are required hereunder shall be given in writing and shall be deemed sufficiently given when (i) personally delivered, (ii) delivered by telefax, (iii) delivered by overnight commercial courier, or (iv) three (3) days after the date when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

To LESSOR:                        U.S. National Housing, L.L.C.
                                  937 Harvard Avenue East
                                  Seallle, Washington 98102
                                  Attention: Richard W. Fischer

with a copy to:                   Reid & Priest LLP
                                  40 West 57th Street
                                  New York, New York 10019
                                  Attention: Edward J. Martin

To the TRUSTEE:



                                  Attention:

To GOVERNMENT:                    Southern Division
                                  2155 Eagle Drive
                                  P.O. Box 10068
                                  Naval Facilities Engineering Command
                                  Charleston, South Carolina 29411-0068
                                  Attention: Director, Real Estate Division

with a copy to:

To LENDER:                        Attention:


with a copy to:


Each party hereto may designate by notice in writing any different address to which subsequent notice, demands, certificates, requests or other communications shall be sent.

                 7.       Binding Effect: Successors.

                 Subject to any provisions hereof, or of the Government Lease Documents restricting assignment, this Agreement shall be binding upon and inure to the benefit of GOVERNMENT, the TRUSTEE, the LENDER and LESSOR and their respective successors and assigns.

                 8.       Government's Rent Payment Obligations.

                 As provided in Article XLIV of the Government Lease Documents, the GOVERNMENT's obligations to make any payments under said Article are such to the availability of appropriations for that purpose in any fiscal year.

                 9.       Entire Agreement.

                 This Agreement constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

                 10.      Amendments.

                 No amendment or modification to, or extension or waiver of, any provision of, or consent provided under, this Agreement shall be valid unless such amendment, modification, extension, waiver or consent is in writing and executed by the parties against whom enforcement of the amendment, modification, extension, waiver or consent is sought.


                 11.      Severability.

                 If any clause or provision contained in this Agreement operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

                 12.      Governing Law.

                 This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating hereto, and any claims or disputes relating thereto shall be governed by and construed under Federal law and regulation to the extent applicable, and the laws of the State of (but not including the choice of law rules thereof), to the extent Federal law is not applicable.

                 13.      No Partnership.

                 Nothing contained in this Agreement shall be deemed (or construed) to constitute a partnership or joint venture among any one of the GOVERNMENT, the TRUST, the LENDER the TRUSTEE and LESSOR.

                 14.      Counterparts.

                 This Agreement may be executed in several counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

                                       U.S. NATIONAL HOUSING L.L.C.


                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------

                                       Name:
                                            ----------------------------------

                                       [TRUSTEE]

                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------

                                       Name:
                                            ----------------------------------

                                       MCM FINANCE CORPORATION


                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------

                                       Name:
                                            ----------------------------------

                                       THE UNITED STATES OF AMERICA


                                       By:
                                          -------------------------------------
                                                Director, Real Estate Division,
                                                Southern Division, Naval
                                                Facilities Engineering
                                                Command
                                                Charleston, South Carolina

                                                                    Attachment D

                        NOTICE OF RE-ASSIGNMENT OF RENTS


         To:     ____________________ Contracting Officer.

                 This Notice of Re-Assignment of Rents has reference to that certain Lease (the "Lease") No. N62467-94-RP-00001 dated October 12, 1993, entered into between Pensacola 801, Inc. and the United States of America, acting by and through the Southern Division, Naval Facilities Engineering Carurnand, Charleston, South Carolina Georgia (the "Government"), pursuant to which the Government has leased certain real property, and all of the improvements located thereon, which include, but are not limited to 300 residential housing units, located in the City of Pensacola, Escambia County, Florida.

                 Moneys due or to become due under the described above were originally assigned to MCM Finance Corporation under the provisions of the Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15 (the "Act") and have subsequently been re-assigned to MCM Deposit Corp. III and then to the undersigned also, in each case, under the provisions of the Act. A true copy of the instrument of re-assignment executed on ________________, 1996 is attached to this original notice.

                 All payments due or to become due under the Lease from and after the date of this Notice of Re-Assignment shall be made to by wire transfer as follows:

                 -----------------------------------------------

                 -----------------------------------------------

                 -----------------------------------------------

                 Please return to the undersigned the three copies of this notice with appropriate notations showing the date and hour of receipt on behalf of the addressee.

                                         --------------------------------------


                                         By:
                                            -----------------------------------

                                         Title:
                                               --------------------------------

                                 ACKNOWLEDGMENT

                 Receipt is acknowledged of the above Notice of Re-Assignment of Rents and of a copy of the attached instrument of re-assignment. They were received at _____ (am.)(p.m.) on ______________, 1996.


                               ------------------------------------------------
                                                          , Contracting Officer
                               ---------------------------
                               Southern Division
                               Naval Facilities Engineering Command
                               Charleston, South Carolina

                                   EXHIBIT K

                              Tenant Notice Letter

                                   EXHIBIT L

                                FIRPTA Affidavit

                                   EXHIBIT M

                                    ACCOUNTS

                                   EXHIBIT M

                                   EXHIBIT N


                FIRST AMERICAN DEVELOPMENT CORPORATION EMPLOYEES

EXHIBIT N

                                   EXHIBIT O


                                REPAIR/CONDITION

EXHIBIT O

Repairs to 801 Projects:

1)       Ft. Bragg

         a. Per the first report from Ft. Bragg Family Housing, Hurricane Fran has caused damage to thirty-three houses. Their Report is attached indicating most damage is minor. Ft. Bragg 801 Inc. has contacted the Insurance Company and an adjustor is schedule to make his report on September 13, 1996. Ft. Bragg 801 Inc. has also contacted a sub-contractor to make a visit on Monday, September 16, 1996 to make his evaluation of the damage.

         b. Ft. Bragg Family Housing has requested information on the Mini-Blinds installed at Ft. Bragg. A report from the U.S. Consumer Product Safety Commission has stated that nonglossy mini-blinds deteriorate from long periods in the sun and emit lead that can be potentially dangerous to small children. Ft. Bragg 801 Inc. has contacted the General Contractor, Metric Constructors, concerning the type of mini-blinds installed at Ft. Bragg. Ft. Bragg 801 Inc. has received verbal statements from Metric Constructors that the mini-blinds at Ft. Bragg Housing are the highly-glossy type, will not emit lead and pose no problem to small children.

2)       Portales (Cannon AFB) 801 Inc.

On August 30, 1996, a hail storm with very high winds hit the Portales, New Mexico area. According to our roofing sub-contractor some twelve houses sustained roof damage. These houses as of September 13, 1996 have been repaired.

                      STORM DAMAGE AT HERITAGE VILLAGE


101 Hoke Ct.          Shingles blown off on front & side

110 Hoke Ct.          Gutter damage on back of quarters


100 Lee Ct.           Tree fell on quarters, roof and ceiling in bedroom damaged



206 Swing             Siding loose left side of quarters

211 Swing             Post and down spout out and laying on ground

213 Swing             Fascia metal missing



101 Tolson            Siding off end of quarters and small hole

104 Tolson            Gutter on left side bent and shingles blown off back of
                      quarters

109 Tolson            Tree fell on garage

201 Tolson            Siding off left side of quarters

203 Tolson            Gutter right side mashed

205 Tolson            Tree fell on quarters damaged to quarters

206 Tolson            Fascia metal strip missing front of quarters

207 Tolson            Siding missing and fascia strip missing


101 Porter            Down spout off



100 McCarthy          Gutter front of quarters loose


100 Lang Vei          Shingles missing on front of quarters

103 Lang Vei          Fascia strip off left side of quarters

108 Lang Vei          Gutter in front fell off

112 Lang Vei          Gutter in front fell off and bent

100 Joel              Gutter missing and shingles missing

104 Joel              Gutter missing loose fascia board


106 Soyang            Shingles off front of quarters



101 Williams          Fascia missing on left side of quarters and siding loose


117 Pershing          Fascia loose front of quarters and right side of quarters



105 Duncan            Fascia on left side of quarters loose


206 Nathanial Green   Siding Loose on left side

800 Nathanial Green   Tree hit house, gutter in front mashed and shingles
                      missing

802 Nathanial Green   Gutter damaged

806 Nathanial Green   Shingles blown off front of quarters (10 ea.)

900 Nathanial Green   Shingles blown off front of quarters (5 ea.)

902 Nathanial Green   Shingles blown off front of quarters (5 ea.)


107 Porter            Siding missing in front at carport

                                   EXHIBIT P


                                   LITIGATION

--------------------------------------------------------------------------------

                           LITIGATION & CLAIM REPORT

--------------------------------------------------------------------------------

NAME OF SUIT/CLAIM:                      Randy K. Martyn and Robin Dawn Martyn v. Ft. Bragg 801, Inc.,
                                         Jestech, Inc. and Kam Snider
-------------------------------------------------------------------------------------------------------
DIVISION OF TEAM:                        Ft. Bragg 801, Inc.

COURT:                                   N/A

CASE NUMBER:                             96-CUS-96CU-00041

DATE FILED:                              2-2-96

DATE SERVED:                             2-12-96

ANSWER DUE:

TYPE OF LAWSUIT:                         Personal Injury

DETAILS OF CLAIM:                        Letter from attorney representing above referenced individuals in claim for injuries and damages allegedly sustained August 18, 1993 due to a fire on his stove top which should have been extinguished by the fire suppression system over the stove.

DAMAGES CLAIMED:                         Burns - Excess of $10,000.00

LIABILITY EXPOSURE:                      Unknown

INSURANCE CARRIER:                       Aetna

CARRIER DEFENDING?                       Yes

INSURANCE RESERVE:                       Unknown

COSTS TO DATE:

LAW FIRM:                                Adams, Kleemeier, Hagan, Hannah and Fouts

ATTORNEY:                                R. Harper Heckman
                                         Phone:  910-373-1600
                                         Fax:    910-273-5357

OPPOSING COUNSEL:                        Paul P. Browne
                                         James, McElroy & Diehl, P.A.
                                         600 South College St.
                                         Charlotte, NC  28202

                                         Phone:  (704) 372-9870
                                         Fax:    (704) 333-5508

PROGRESS IN CASE:
------------------------------------------------------------------------------------------------------